Assured Guaranty Ltd.
December 31, 2023
Financial Supplement

This financial supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (AGL and, together with its subsidiaries, Assured Guaranty or the Company) with the United States (U.S.) Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2023.

Cautionary Statement Regarding Forward Looking Statements:

Any forward looking statements made in this supplement reflect the current views of Assured Guaranty with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Assured Guaranty's forward looking statements could be affected by many events. These events include (1) significant changes in inflation, interest rates, the world’s credit markets or segments thereof, credit spreads, foreign exchange rates or general economic conditions, including the possibility of a recession or stagflation; (2) geopolitical risk, including Russia’s invasion of Ukraine and risk of intentional or accidental escalation between The North Atlantic Treaty Organization (NATO) and Russia, conflict in the Middle East, confrontation over Iran’s nuclear program, United States (U.S.) – China strategic competition and pursuit of technological independence; (3) global terrorism risk with threats increasing from conflicts in the Middle East and Ukraine/Russia, and the polarized political environment of the 2024 U.S. presidential election; (4) the impacts of artificial intelligence, machine learning and other technological advances, including potentially increasing the risks of malicious cyber attacks, dissemination of misinformation, and disruption of markets; (5) the possibility of a U.S government shutdown, payment defaults on the debt of the U.S. government or instruments issued, insured or guaranteed by related institutions, agencies or instrumentalities, and downgrades to their credit ratings; (6) public health crises, including pandemics and endemics, and the governmental and private actions taken in response to such events; (7) developments in the world’s financial and capital markets, including stresses in the financial condition of banking institutions in the U.S., that adversely affect repayment rates of insured obligors, Assured Guaranty’s insurance loss or recovery experience, or investments of Assured Guaranty; (8) reduction in the amount of available insurance opportunities and/or in the demand for Assured Guaranty’s insurance; (9) the possibility that budget or pension shortfalls or other factors will result in credit losses or liquidity claims on obligations of state, territorial and local governments and their related authorities and public corporations that Assured Guaranty insures or reinsures; (10) insured losses, including losses with respect to related legal proceedings, in excess of those expected by Assured Guaranty or the failure of Assured Guaranty to realize loss recoveries that are assumed in its expected loss estimates for insurance exposures, including as a result of the final resolution of Assured Guaranty’s Puerto Rico Electric Power Authority exposure or the amounts recovered on securities received in connection with the resolution of Puerto Rico exposures already resolved; (11) the impact of the Company satisfying its obligations under insurance policies with respect to legacy insured Puerto Rico bonds; (12) increased competition, including from new entrants into the financial guaranty industry, nonpayment insurance and other forms of capital saving or risk syndication available to banks and insurers; (13) the possibility that investments made by Assured Guaranty for its investment portfolio, including alternative investments, do not result in the benefits anticipated or subject Assured Guaranty to reduced liquidity at a time it requires liquidity, or to other negative or unanticipated consequences; (14) the impacts of Assured Guaranty’s transactions with Sound Point Capital Management, LP (Sound Point, LP) and certain of its investment management affiliates (together with Sound Point, LP, Sound Point) and/or Assured Healthcare Partners LLC (AHP) on Assured Guaranty and its relationships with its shareholders, regulators, rating agencies, employees and the obligors it insures and on the asset management business contributed to Sound Point, LP and on the business of AHP and their relationships with their respective clients and employees; (15) the possibility that strategic transactions made by Assured Guaranty, including the consummation of the transactions with Sound Point and/or AHP, do not result in the benefits anticipated or subject Assured Guaranty to negative consequences; (16) the inability to control the business, management or policies of entities in which the Company holds a minority interest; (17) the impact of market volatility on the fair value of Assured Guaranty’s assets and liabilities subject to mark-to-market, including certain of its investments, contracts accounted for as derivatives, its committed capital securities, its consolidated investment vehicles and certain consolidated variable interest entities (VIEs); (18) rating agency action, including a ratings downgrade, a change in outlook, the placement of ratings on watch for downgrade, or a change in rating criteria, at any time, of AGL or any of its insurance subsidiaries, and/or of any securities AGL or any of its subsidiaries have issued, and/or of transactions that AGL’s insurance subsidiaries have insured; (19) the inability of Assured Guaranty to access external sources of capital on acceptable terms; (20) changes in applicable accounting policies or practices; (21) changes in applicable laws or regulations, including insurance, bankruptcy and tax laws, or other governmental actions; (22) difficulties with the execution of Assured Guaranty’s business strategy; (23) loss of key personnel; (24) the effects of mergers, acquisitions and divestitures; (25) natural or man-made catastrophes; (26) the impact of climate change on Assured Guaranty’s business and regulatory actions taken related to such risk; (27) other risk factors identified in AGL’s filings with the U.S. Securities and Exchange Commission (SEC); (28) other risks and uncertainties that have not been identified at this time; and (29) management’s response to these factors. Assured Guaranty undertakes no obligation to update publicly or review any forward looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Assured Guaranty Ltd.
Selected Financial Highlights (1 of 2)
(dollars in millions, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
GAAP (1) Highlights
Net income (loss) attributable to AGL	$376	$94	$739	$124
Net income (loss) attributable to AGL per diluted share	$6.40	$1.52	$12.30	$1.92
Weighted average shares outstanding
Basic shares outstanding	57.0	59.8	58.4	62.9
Diluted shares outstanding	58.3	61.0	59.6	63.9
Effective tax rate on net income	(87.9)%	16.8%	(13.9)%	7.2%
GAAP return on equity (ROE) (4)	27.5%	7.5%	13.7%	2.2%

Non-GAAP Highlights (2)
Adjusted operating income (loss)	$338	$14	$648	$267
Adjusted operating income (loss) per diluted share	$5.75	$0.22	$10.78	$4.14
Weighted average diluted shares outstanding	58.3	61.0	59.6	63.9
Effective tax rate on adjusted operating income (3)	(117.0)%	61.4%	(19.6)%	9.2%
Adjusted operating ROE (4)	23.1%	1.0%	11.2%	4.6%

Components of adjusted operating income (loss) (2)
Insurance segment	$339	$66	$621	$413
Asset Management segment	6	(3)	3	(6)
Corporate division	(16)	(36)	45	(134)
Other (6)	9	(13)	(21)	(6)
Adjusted operating income (loss)	$338	$14	$648	$267

Insurance Segment
Gross written premiums (GWP)	$136	$131	$357	$360
Present value of new business production (PVP) (2)	155	135	404	375
Gross par written	8,675	7,035	28,960	22,047

Effect of refundings and terminations on GAAP measures:
Net earned premiums, pre-tax	$3	$34	$29	$179
Fair value gains (losses) of credit derivatives, pre-tax	—	—	1	2
Net income effect	2	27	23	142
Net income per diluted share	0.04	0.44	0.39	2.23

Effect of refundings and terminations on non-GAAP measures:
Operating net earned premiums and credit derivative revenues (5), pre-tax	$3	$34	$30	$181
Adjusted operating income (5) effect	2	27	23	142
Adjusted operating income per diluted share (5)	0.04	0.44	0.39	2.23

1)    Accounting principles generally accepted in the United States of America (GAAP).
2)    Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
3)    Represents the ratio of adjusted operating provision for income taxes to adjusted operating income before income taxes.
4)    Quarterly ROE calculations represent annualized returns. See page 6 for additional information on calculation.
5)    Condensed consolidated statement of operations items mentioned in this Financial Supplement that are described as operating (i.e. operating net earned premiums and credit derivative revenues) are non-GAAP measures and represent components of adjusted operating income. Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
6)    Represents the effect of consolidating financial guaranty variable interest entities (FG VIEs) and consolidated investment vehicles (CIVs) (FG VIE and CIV consolidation).

Assured Guaranty Ltd.
Selected Financial Highlights (2 of 2)
(dollars in millions, except per share amounts)

	As of
	December 31, 2023		December 31, 2022
	Amount	Per Share	Amount	Per Share
Shareholders’ equity attributable to AGL	$5,713	$101.63	$5,064	$85.80
Adjusted operating shareholders’ equity (1)	5,990	106.54	5,543	93.92
Adjusted book value (1)	8,765	155.92	8,379	141.98
Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders’ equity	5	0.07	17	0.28
Adjusted book value	—	—	11	0.19

Shares outstanding at the end of period	56.2		59.0

Exposure
Financial guaranty net debt service outstanding	$397,636		$369,951
Financial guaranty net par outstanding:
Investment grade	$243,716		$227,366
Below-investment-grade (BIG)	5,437		5,892
Total	249,153		233,258

Claims-paying resources (2)	$10,665		$10,818

AUM	$—		$17,464

1)    Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
2)    See page 19 for additional detail on claims-paying resources.

Assured Guaranty Ltd.
Condensed Consolidated Statements of Operations (unaudited)
(dollars in millions, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Revenues
Net earned premiums	$83	$109	$344	$494
Net investment income	95	78	365	269
Asset management fees	—	22	53	93
Net realized investment gains (losses)	6	(17)	(14)	(56)
Fair value gains (losses) on credit derivatives	(1)	31	114	(11)
Fair value gains (losses) on committed capital securities (CCS)	—	12	(35)	24
Fair value gains (losses) on FG VIEs	10	(5)	8	22
Fair value gains (losses) on CIVs	28	(8)	88	17
Foreign exchange gains (losses) on remeasurement	44	69	53	(112)
Fair value gains (losses) on trading securities	32	(4)	74	(34)
Gain on sale of asset management subsidiaries	7	—	262	—
Other income (loss)	23	5	61	17
Total revenues	327	292	1,373	723
Expenses
Loss and loss adjustment expense (LAE) (benefit)	3	45	162	16
Interest expense	23	21	90	81
Amortization of deferred acquisition costs (DAC)	3	3	13	14
Employee compensation and benefit expenses	52	69	251	258
Other operating expenses	47	47	217	167
Total expenses	128	185	733	536
Income (loss) before income taxes and equity in earnings (losses) of investees	199	107	640	187
Equity in earnings (losses) of investees	3	(8)	28	(39)
Income (loss) before income taxes	202	99	668	148
Less: Provision (benefit) for income taxes	(177)	17	(93)	11
Net income (loss)	379	82	761	137
Less: Noncontrolling interests	3	(12)	22	13
Net income (loss) attributable to AGL	$376	$94	$739	$124

Earnings per share:
Basic	$6.54	$1.55	$12.54	$1.95
Diluted	$6.40	$1.52	$12.30	$1.92

Assured Guaranty Ltd.
Condensed Consolidated Balance Sheets (unaudited)
(dollars in millions)

	As of
	December 31,	December 31,
	2023	2022
Assets
Investments:
Fixed-maturity securities available-for-sale, at fair value	$6,307	$7,119
Fixed-maturity securities, trading, at fair value	318	303
Short-term investments, at fair value	1,661	810
Other invested assets	829	133
Total investments	9,115	8,365
Cash	97	107
Premiums receivable, net of commissions payable	1,468	1,298
DAC	161	147
Salvage and subrogation recoverable	298	257
FG VIEs’ assets	328	416
Assets of CIVs	366	5,493
Goodwill and other intangible assets	6	163
Other assets	700	597
Total assets	$12,539	$16,843

Liabilities
Unearned premium reserve	$3,658	$3,620
Loss and LAE reserve	376	296
Long-term debt	1,694	1,675
Credit derivative liabilities, at fair value	53	163
FG VIEs’ liabilities, at fair value	554	715
Liabilities of CIVs	4	4,625
Other liabilities	435	457
Total liabilities	6,774	11,551

Shareholders’ equity
Common shares	1	1
Retained earnings	6,070	5,577
Accumulated other comprehensive income (loss)	(359)	(515)
Deferred equity compensation	1	1
Total shareholders’ equity attributable to AGL	5,713	5,064
Nonredeemable noncontrolling interests	52	228
Total shareholders’ equity	5,765	5,292
Total liabilities and shareholders’ equity	$12,539	$16,843

Assured Guaranty Ltd.
Selected Financial Highlights
GAAP to Non-GAAP Reconciliations (1 of 3)
(dollars in millions, except per share amounts)

Adjusted Operating Income Reconciliation	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022

Net income (loss) attributable to AGL	$376	$94	$739	$124
Less pre-tax adjustments:
Realized gains (losses) on investments	6	(17)	(14)	(56)
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	(3)	28	106	(18)
Fair value gains (losses) on CCS	—	12	(35)	24
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	42	70	51	(110)
Total pre-tax adjustments	45	93	108	(160)
Less tax effect on pre-tax adjustments	(7)	(13)	(17)	17
Adjusted operating income (loss)	$338	$14	$648	$267

Gain (loss) related to FG VIE and CIV consolidation included in adjusted operating income	$9	$(13)	$(21)	$(6)

Components of adjusted operating income:
Segments:
Insurance	$339	$66	$621	$413
Asset Management	6	(3)	3	(6)
Total segments	345	63	624	407
Corporate division	(16)	(36)	45	(134)
Other	9	(13)	(21)	(6)
Adjusted operating income (loss)	$338	$14	$648	$267

Per diluted share:
Net income (loss) attributable to AGL	$6.40	$1.52	$12.30	$1.92
Less pre-tax adjustments:
Realized gains (losses) on investments	0.11	(0.29)	(0.23)	(0.87)
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	(0.06)	0.47	1.75	(0.27)
Fair value gains (losses) on CCS	—	0.19	(0.57)	0.37
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	0.71	1.13	0.84	(1.72)
Total pre-tax adjustments	0.76	1.50	1.79	(2.49)
Less tax effect on pre-tax adjustments	(0.11)	(0.20)	(0.27)	0.27
Adjusted operating income (loss)	$5.75	$0.22	$10.78	$4.14

Gain (loss) related to FG VIE and CIV consolidation included in adjusted operating income	$0.15	$(0.22)	$(0.35)	$(0.10)

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Selected Financial Highlights
GAAP to Non-GAAP Reconciliations (2 of 3)
(dollars in millions)

ROE Reconciliation and Calculation
	December 31,	September 30,	December 31,	September 30,	December 31,
	2023	2023	2022	2022	2021
Shareholders’ equity attributable to AGL	$5,713	$5,252	$5,064	$4,929	$6,292
Adjusted operating shareholders’ equity	5,990	5,735	5,543	5,575	5,991
Gain (loss) related to FG VIE and CIV consolidation included in adjusted operating shareholders’ equity	5	4	17	27	32

		Three Months Ended		Year Ended
		December 31,		December 31,
		2023	2022	2023	2022
Net income (loss) attributable to AGL		$376	$94	$739	$124
Adjusted operating income (loss)		338	14	648	267

Average shareholders’ equity attributable to AGL		$5,483	$4,997	$5,389	$5,678
Average adjusted operating shareholders’ equity		5,863	5,559	5,767	5,767
Gain (loss) related to FG VIE and CIV consolidation included in average adjusted operating shareholders’ equity		5	22	11	25

GAAP ROE (1)		27.5%	7.5%	13.7%	2.2%
Adjusted operating ROE (1)		23.1%	1.0%	11.2%	4.6%

1)    Quarterly ROE calculations represent annualized returns.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Selected Financial Highlights
GAAP to Non-GAAP Reconciliations (3 of 3)
(dollars in millions)

	As of
	December 31,	September 30,	December 31,	September 30,	December 31,
	2023	2023	2022	2022	2021
Reconciliation of shareholders’ equity attributable to AGL to adjusted book value:
Shareholders’ equity attributable to AGL	$5,713	$5,252	$5,064	$4,929	$6,292
Less pre-tax reconciling items:
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	34	38	(71)	(101)	(54)
Fair value gains (losses) on CCS	13	12	47	35	23
Unrealized gain (loss) on investment portfolio	(361)	(609)	(523)	(672)	404
Less taxes	37	76	68	92	(72)
Adjusted operating shareholders’ equity	5,990	5,735	5,543	5,575	5,991
Pre-tax reconciling items:
Less: Deferred acquisition costs	161	158	147	142	131
Plus: Net present value of estimated net future revenue	199	190	157	159	160
Plus: Net deferred premium revenue on financial guaranty contracts in excess of expected loss to be expensed	3,436	3,404	3,428	3,373	3,402
Plus taxes	(699)	(612)	(602)	(594)	(599)
Adjusted book value	$8,765	$8,559	$8,379	$8,371	$8,823

Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders’ equity (net of tax (provision) benefit of $(1), $(1), $(4), $(6) and $(5))	$5	$4	$17	$27	$32
Adjusted book value (net of tax (provision) benefit of $0, $1, $(3), $(4) and $(3))	$—	$(2)	$11	$16	$23

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Income Components (1 of 4)
(in millions)

Components of Income for the Three Months Ended December 31, 2023

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$83	$—	$—	$—	$—	$83
Net investment income	97	—	2	(4)	—	95
Asset management fees	—	—	—	—	—	—
Net realized investment gains (losses)	—	—	—	—	6	6
Fair value gains (losses) on credit derivatives (2)	3	—	—	—	(4)	(1)
Fair value gains (losses) on CCS	—	—	—	—	—	—
Fair value gains (losses) on FG VIEs	—	—	—	10	—	10
Fair value gains (losses) on CIVs	—	—	—	28	—	28
Foreign exchange gains (losses) on remeasurement	2	—	—	—	42	44
Fair value gains (losses) on trading securities	32	—	—	—	—	32
Gain on sale of asset management subsidiaries	—	—	7	—	—	7
Other income (loss)	16	5	3	(1)	—	23
Total revenues	233	5	12	33	44	327

Expenses
Loss and LAE (benefit) (3)	7	—	—	(3)	(1)	3
Interest expense	—	—	26	(3)	—	23
Amortization of DAC	3	—	—	—	—	3
Employee compensation and benefit expenses	42	—	10	—	—	52
Other operating expenses	29	3	15	—	—	47
Total expenses	81	3	51	(6)	(1)	128
Equity in earnings (losses) of investees	22	5	—	(24)	—	3
Less: Provision (benefit) for income taxes	(165)	1	(23)	3	7	(177)
Less: Noncontrolling interests	—	—	—	3	—	3
Total	$339	$6	$(16)	$9	$38	$376

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Income Components (2 of 4)
(in millions)

Components of Income for the Three Months Ended December 31, 2022

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$109	$—	$—	$—	$—	$109
Net investment income	80	—	1	(3)	—	78
Asset management fees	—	20	—	2	—	22
Net realized investment gains (losses)	—	—	—	—	(17)	(17)
Fair value gains (losses) on credit derivatives (2)	2	—	—	—	29	31
Fair value gains (losses) on CCS	—	—	—	—	12	12
Fair value gains (losses) on FG VIEs	—	—	—	(5)	—	(5)
Fair value gains (losses) on CIVs	—	—	—	(8)	—	(8)
Foreign exchange gains (losses) on remeasurement	2	—	—	(3)	70	69
Fair value gains (losses) on trading securities	(4)	—	—	—	—	(4)
Other income (loss)	4	4	—	(3)	—	5
Total revenues	193	24	1	(20)	94	292

Expenses
Loss and LAE (benefit) (3)	44	—	—	—	1	45
Interest expense	—	1	23	(3)	—	21
Amortization of DAC	3	—	—	—	—	3
Employee compensation and benefit expenses	41	18	10	—	—	69
Other operating expenses	24	9	6	8	—	47
Total expenses	112	28	39	5	1	185
Equity in earnings (losses) of investees	(5)	—	—	(3)	—	(8)
Less: Provision (benefit) for income taxes	10	(1)	(2)	(3)	13	17
Less: Noncontrolling interests	—	—	—	(12)	—	(12)
Total	$66	$(3)	$(36)	$(13)	$80	$94

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Income Components (3 of 4)
(in millions)

Components of Income for the Year Ended December 31, 2023

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$347	$—	$—	$(3)	$—	$344
Net investment income	370	—	8	(13)	—	365
Asset management fees	—	64	—	(11)	—	53
Net realized investment gains (losses)	—	—	—	—	(14)	(14)
Fair value gains (losses) on credit derivatives (2)	10	—	—	—	104	114
Fair value gains (losses) on CCS	—	—	—	—	(35)	(35)
Fair value gains (losses) on FG VIEs	—	—	—	8	—	8
Fair value gains (losses) on CIVs	—	—	—	88	—	88
Foreign exchange gains (losses) on remeasurement	3	—	—	(1)	51	53
Fair value gains (losses) on trading securities	74	—	—	—	—	74
Gain on sale of asset management subsidiaries	—	—	262	—	—	262
Other income (loss)	51	12	5	(7)	—	61
Total revenues	855	76	275	61	106	1,373

Expenses
Loss and LAE (benefit) (3)	161	—	—	3	(2)	162
Interest expense	—	1	99	(10)	—	90
Amortization of DAC	13	—	—	—	—	13
Employee compensation and benefit expenses	154	59	38	—	—	251
Other operating expenses	107	18	79	13	—	217
Total expenses	435	78	216	6	(2)	733
Equity in earnings (losses) of investees	82	5	—	(59)	—	28
Less: Provision (benefit) for income taxes	(119)	—	14	(5)	17	(93)
Less: Noncontrolling interests	—	—	—	22	—	22
Total	$621	$3	$45	$(21)	$91	$739

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Income Components (4 of 4)
(in millions)

Components of Income for the Year Ended December 31, 2022

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$497	$—	$—	$(3)	$—	$494
Net investment income	278	—	4	(13)	—	269
Asset management fees	—	106	—	(13)	—	93
Net realized investment gains (losses)	—	—	—	—	(56)	(56)
Fair value gains (losses) on credit derivatives (2)	11	—	—	—	(22)	(11)
Fair value gains (losses) on CCS	—	—	—	—	24	24
Fair value gains (losses) on FG VIEs	—	—	—	22	—	22
Fair value gains (losses) on CIVs	—	—	—	17	—	17
Foreign exchange gains (losses) on remeasurement	(5)	(1)	—	4	(110)	(112)
Fair value gains (losses) on trading securities	(34)	—	—	—	—	(34)
Commutation gains (losses)	2	—	—	—	—	2
Other income (loss)	8	7	—	—	—	15
Total revenues	757	112	4	14	(164)	723

Expenses
Loss and LAE (benefit) (3)	12	—	—	8	(4)	16
Interest expense	1	1	89	(10)	—	81
Amortization of DAC	14	—	—	—	—	14
Employee compensation and benefit expenses	148	80	30	—	—	258
Other operating expenses	84	38	24	21	—	167
Total expenses	259	119	143	19	(4)	536
Equity in earnings (losses) of investees	(51)	—	—	12	—	(39)
Less: Provision (benefit) for income taxes	34	(1)	(5)	—	(17)	11
Less: Noncontrolling interests	—	—	—	13	—	13
Total	$413	$(6)	$(134)	$(6)	$(143)	$124

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Fixed-Maturity Securities, Short-Term Investments and Cash
As of December 31, 2023
(dollars in millions)

	Amortized Cost	Allowance for Credit Losses	Pre-Tax Book Yield	After-Tax Book Yield	Fair Value	Annualized Investment Income (1)
Fixed maturity securities, available-for-sale:
Obligations of states and political subdivisions (3)(6)	$2,733	$(13)	3.49%	3.19%	$2,661	$95
U.S. government and agencies	65	—	2.39	2.12	60	2
Corporate securities	2,327	(6)	3.01	2.67	2,141	70
Mortgage-backed securities:
Residential mortgage-backed securities (RMBS) (2)(3)	428	(21)	5.13	4.27	342	22
Commercial mortgage-backed securities	157	—	3.20	2.76	151	5
Asset-backed securities (ABS)
Collateralized loan obligation (CLOs)	456	—	7.61	6.02	450	35
Other ABS (3)	465	(37)	6.17	4.95	402	29
Non-U.S. government securities	115	—	1.11	1.09	100	1
Total fixed maturity securities, available-for-sale	6,746	(77)	3.84	3.33	6,307	259
Short-term investments	1,661	—	5.21	4.17	1,661	86
Cash (4)	97	—	—	—	97	—
Total	$8,504	$(77)	4.11%	3.50%	$8,065	$345

Fixed maturity securities, trading (8)					$318

Ratings (5):	Fair Value	% of Portfolio
U.S. government and agencies	$60	1.0%
AAA/Aaa	840	13.3%
AA/Aa	2,346	37.2%
A/A	1,742	27.6%
BBB	740	11.7%
BIG	491	7.8%
Not rated (6)	88	1.4%
Total fixed maturity securities, available-for-sale	$6,307	100.0%

Duration of available-for-sale fixed maturity securities and short-term investments (in years):		3.1

1)    Represents annualized investment income based on amortized cost and pre-tax book yields.
2)    Includes fair value of $135 million in subprime RMBS, of which 91% were rated BIG.
3)    Includes securities purchased or obtained as part of loss mitigation or other risk management strategies.
4)    Cash is not included in the yield calculation.
5)    Ratings are the lower of the Moody’s Investors Service, Inc. (Moody’s) or Standard & Poor's Financial Services LLC (S&P) classifications except for purchased securities that the Company has insured, and for which it had expected losses to be paid (Loss Mitigation Securities) and certain other securities, which use internal ratings classifications. Loss mitigation and other securities total $848 million in par with carrying value of $554 million and are primarily included in the BIG category.
6)    Includes $14 million of new general obligation bonds and new bonds backed by toll revenue received in connection with the 2022 Puerto Rico Resolutions (see page 33).
7)    Represents contingent value instruments (CVI) received in connection with the 2022 Puerto Rico Resolutions (see page 33). These securities are not rated.

Assured Guaranty Ltd.
Investment Portfolio, Cash and CIVs
GAAP (1 of 2)
(dollars in millions)

Investment Portfolio, Cash and CIVs as of December 31, 2023

	Insurance Related Subsidiaries (1)	Holding Companies (2)	Other (3)	AGL Consolidated

Fixed-maturity securities, available-for-sale	$6,286	$21	$—	$6,307
Fixed-maturity securities, trading	318	—	—	318
Total fixed-maturity securities	6,604	21	—	6,625
Short-term investments	1,328	332	1	1,661
Cash	52	7	38	97
Total short-term investments and cash	1,380	339	39	1,758
Other invested assets
Equity method investments:
Sound Point	—	429	—	429
Funds:
CLOs	302	—	(223)	79
Asset-based	171	—	(82)	89
Healthcare	102	—	—	102
Other	117	—	—	117
Total funds	692	—	(305)	387
Other	—	7	—	7
Total equity method investments	692	436	(305)	823
Other	3	3	—	6
Other invested assets	695	439	(305)	829
Total investment portfolio and cash (4)	$8,679	$799	$(266)	$9,212
CIVs (5)
Assets of CIVs	$—	$—	$366	$366
Liabilities of CIVs	—	—	(4)	(4)
Nonredeemable noncontrolling interests	—	—	(52)	(52)
Total CIVs	$—	$—	$310	$310

1)    Includes the Company’s U.S., Bermuda, U.K. and French subsidiaries and AG Asset Strategies LLC (separate company, excluding the effect of consolidating CIVs).
2)    Includes the Company’s holding companies: AGL, Assured Guaranty US Holdings Inc. (AGUS) and Assured Guaranty Municipal Holdings Inc. (AGMH).
3)    Includes the Company’s non insurance subsidiaries, non-U.S. holding companies and CIVs and related intercompany eliminations.
4)    The alternative investments had an inception-to-date annualized internal rate of return (IRR) of 12.8%, the year to date return of 13.8% and the quarter to date return of 3.4%. For funds, the returns represent IRR based on mark-to-market gains (losses). The inception-to-date IRRs are annualized; the quarterly and year-to-date returns are not annualized.
5)    In connection with the Sound Point and AHP transactions in July 2023, the Company re-evaluated the consolidation conclusions for all of its CIVs and determined that the Company was no longer the primary beneficiary (in accordance with GAAP) for all but three funds (Sound Point CLO Warehouse Fund (US) L.P., Sound Point Asset Backed Income Fund (US) L.P. and Sound Point GLS Fund L.P). Therefore, all but these three funds were deconsolidated in July 2023.

Assured Guaranty Ltd.
Investment Portfolio, Cash and CIVs
GAAP (2 of 2)
(dollars in millions)

Investment Portfolio, Cash and CIVs as of December 31, 2022

	Insurance Related Subsidiaries (1)	Holding Companies (2)	Other	AGL Consolidated

Fixed-maturity securities, available-for-sale	$7,095	$24	$—	$7,119
Fixed-maturity securities, trading	303	—	—	303
Total fixed-maturity securities	7,398	24	—	7,422

Short-term investments	668	132	10	810
Cash	44	7	56	107
Total short-term investments and cash	712	139	66	917
Other invested assets
AssuredIM Funds (3)
CLOs	272	—	(272)	—
Asset-based	101	—	(101)	—
Healthcare	91	—	(91)	—
Municipal bonds	105	—	(105)	—
Equity method investments AssuredIM Funds	569	—	(569)	—
Other	122	9	2	133
Other invested assets	691	9	(567)	133
Total investment portfolio and cash	$8,801	$172	$(501)	$8,472
CIVs
Assets of CIVs	$—	$—	$5,493	$5,493
Liabilities of CIVs	—	—	(4,625)	(4,625)
Nonredeemable noncontrolling interests	—	—	(228)	(228)
Total CIVs	$—	$—	$640	$640

1)    Includes the Company's U.S., Bermuda, U.K. and French insurance subsidiaries.
2)    Includes the Company's' holding companies: AGL, AGUS and AGMH
3)    Funds managed by Assured Investment Management LLC (AssuredIM LLC) and its investment management affiliates (together with AssuredIM LLC, AssuredIM) (AssuredIM Funds), prior to July 2023.

Assured Guaranty Ltd.
Income from Investment Portfolio and CIVs
Segment (1 of 2)
(dollars in millions)

Income from Investment Portfolio and Fair Value Gains (Losses) on CIVs on a Segment basis

	Three Months Ended December 31, 2023
	Insurance	Asset Management	Corporate	Other	Total

Net investment income	$97	$—	$2	$(4)	$95

Fair value gains (losses) on trading securities	$32	$—	$—	$—	$32

Equity in earnings (losses) of investees
Sound Point (1)	$—	$5	$—	$—	$5
Funds:
CLOs	27	—	—	(23)	4
Asset-based	2	—	—	(1)	1
Healthcare	(2)	—	—	—	(2)
Other	(5)	—	—	—	(5)
Total funds (2)	22	—	—	(24)	(2)
Other	—	—	—	—	—
Equity in earnings (losses) of investees	$22	$5	$—	$(24)	$3

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$28	$28
Noncontrolling interests	—	—	—	(3)	(3)
Total CIVs	$—	$—	$—	$25	$25

	Three Months Ended December 31, 2022
	Insurance	Asset Management	Corporate	Other	Total

Net investment income	$80	$—	$1	$(3)	$78

Fair value gains (losses) on trading securities	$(4)	$—	$—	$—	$(4)

Equity in earnings (losses) of investees
AssuredIM Funds	$3	$—	$—	$(3)	$—
Other	(8)	—	—	—	(8)
Equity in earnings (losses) of investees	$(5)	$—	$—	$(3)	$(8)

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$(8)	$(8)
Noncontrolling interests	—	—	—	12	12
Total CIVs	$—	$—	$—	$4	$4
1)    The Company’s share of Sound Point earnings is reported for the first time in the fourth quarter of 2023.
2)    Relates to funds managed by Sound Point and AHP, and certain other managers, as well as, prior to July 1, 2023, AssuredIM. Investments in funds are reported on a one-quarter lag.

Assured Guaranty Ltd.
Income from Investment Portfolio and CIVs
Segment (2 of 2)
(dollars in millions)

Income from Investment Portfolio and Fair Value Gains (Losses) on CIVs on a Segment basis

	Year Ended December 31, 2023
	Insurance	Asset Management	Corporate	Other	Total

Net investment income	$370	$—	$8	$(13)	$365

Fair value gains (losses) on trading securities	$74	$—	$—	$—	$74

Equity in earnings (losses) of investees
Sound Point (1)	$—	$5	$—	$—	$5
Funds:
CLOs	50	—	—	(46)	4
Asset-based	5	—	—	(4)	1
Healthcare	19	—	—	(9)	10
Other	8	—	—	—	8
Total funds (2)	82	—	—	(59)	23
Other	—	—	—	—	—
Equity in earnings (losses) of investees	$82	$5	$—	$(59)	$28

CIVs
Fair value gains (losses) on CIVs (3)	$—	$—	$—	$88	$88
Noncontrolling interests	—	—	—	(22)	(22)
Total CIVs	$—	$—	$—	$66	$66

	Year Ended December 31, 2022
	Insurance	Asset Management	Corporate	Other	Total

Net investment income	$278	$—	$4	$(13)	$269

Fair value gains (losses) on trading securities	$(34)	$—	$—	$—	$(34)

Equity in earnings (losses) of investees
AssuredIM Funds	$(10)	$—	$—	$12	$2
Other	(41)	—	—	—	(41)
Equity in earnings (losses) of investees	$(51)	$—	$—	$12	$(39)

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$17	$17
Noncontrolling interests	—	—	—	(13)	(13)
Total CIVs	$—	$—	$—	$4	$4
1)    The Company’s share of Sound Point earnings is reported for the first time in the fourth quarter of 2023.
2)    Relates to funds managed by Sound Point and AHP, and certain other managers, as well as, prior to July 1, 2023, AssuredIM. Investments in funds are reported on a one-quarter lag.
3)    Includes loss on deconsolidation of $16 million.

Insurance Segment

Assured Guaranty Ltd.
Insurance Segment Results
(dollars in millions)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Segment revenues
Net earned premiums and credit derivative revenues	$86	$111	$357	$508
Net investment income	97	80	370	278
Fair value gains (losses) on trading securities	32	(4)	74	(34)
Foreign exchange gains (losses) on remeasurement and other income (loss)	18	6	54	5
Total segment revenues	233	193	855	757

Segment expenses
Loss expense (benefit)	7	44	161	12
Interest expense	—	—	—	1
Amortization of DAC	3	3	13	14
Employee compensation and benefit expenses	42	41	154	148
Other operating expenses	29	24	107	84
Total segment expenses	81	112	435	259
Equity in earnings (losses) of investees	22	(5)	82	(51)
Segment adjusted operating income (loss) before income taxes	174	76	502	447
Less: Provision (benefit) for income taxes	(165)	10	(119)	34
Segment adjusted operating income (loss)	$339	$66	$621	$413

Assured Guaranty Ltd.
Claims-Paying Resources
(dollars in millions)

	As of December 31, 2023
	AGM	AGC	AG Re (6)	Eliminations(2)	Consolidated
Claims-paying resources
Policyholders’ surplus	$2,646	$1,651	$734	$(224)	$4,807
Contingency reserve	876	420	—	—	1,296
Qualified statutory capital	3,522	2,071	734	(224)	6,103
Unearned premium reserve and net deferred ceding commission income(1)	2,077	350	592	(64)	2,955
Loss and LAE reserves (1)(7)	7	—	138	—	145
Total policyholders' surplus and reserves	5,606	2,421	1,464	(288)	9,203
Present value of installment premium	545	257	260	—	1,062
CCS	200	200	—	—	400
Total claims-paying resources	$6,351	$2,878	$1,724	$(288)	$10,665

Statutory net exposure (1)(3)	$161,630	$29,115	$61,296	$(908)	$251,133
Net debt service outstanding (1)(3)	$260,771	$47,396	$93,351	$(1,770)	$399,748

Ratios:
Net exposure to qualified statutory capital	46:1	14:1	84:1		41:1
Capital ratio (4)	74:1	23:1	127:1		66:1
Financial resources ratio (5)	41:1	16:1	54:1		37:1
Statutory net exposure to claims-paying resources	25:1	10:1	36:1		24:1

1)    The numbers shown for Assured Guaranty Municipal Corp. (AGM) have been adjusted to include 100% share of its United Kingdom (U.K.) and French insurance subsidiaries.
2)    Eliminations are primarily for (i) intercompany surplus notes between AGM and Assured Guaranty Corp. (AGC), and (ii) eliminations of intercompany deferred ceding commissions. Net exposure and net debt service outstanding eliminations relate to second-to-pay policies under which an Assured Guaranty insurance subsidiary guarantees an obligation already insured by another Assured Guaranty insurance subsidiary.
3)    Net exposure and net debt service outstanding are presented on a statutory basis. Includes $3,300 million of specialty business.
4)    The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.
5)    The financial resources ratio is calculated by dividing net debt service outstanding by total claims-paying resources.
6)    Assured Guaranty Re Ltd. (AG Re) numbers represent the Company's estimate of AG Re on a U.S. statutory basis, except for contingency reserves.
7)    Loss and LAE reserves exclude adjustments to claims-paying resources for AGC because the balance was in a net recoverable position of $108 million.

Please refer to the Glossary for an explanation of changes in the presentation of net debt service and net par outstanding.

Assured Guaranty Ltd.
New Business Production
(dollars in millions)

Reconciliation of GWP to PVP for the Three Months Ended December 31, 2023 and December 31, 2022

	Three Months Ended					Three Months Ended
	December 31, 2023					December 31, 2022
	Public Finance		Structured Finance			Public Finance		Structured Finance
	U.S.	Non - U.S.	U.S.	Non - U.S.	Total	U.S.	Non - U.S.	U.S.	Non - U.S.	Total
Total GWP	$82	$42	$11	$1	$136	$88	$9	$33	$1	$131
Less: Installment GWP and other GAAP adjustments (1)	54	37	11	1	103	40	9	29	1	79
Upfront GWP	28	5	—	—	33	48	—	4	—	52
Plus: Installment premiums and other(2)	55	40	26	1	122	46	1	36	—	83
Total PVP	$83	$45	$26	$1	$155	$94	$1	$40	$—	$135

Gross par written	$6,712	$874	$785	$304	$8,675	$5,819	$—	$971	$245	$7,035

Reconciliation of GWP to PVP for the Year Ended December 31, 2023 and December 31, 2022

	Year Ended					Year Ended
	December 31, 2023					December 31, 2022
	Public Finance		Structured Finance			Public Finance		Structured Finance
	U.S.	Non - U.S.	U.S.	Non - U.S.	Total	U.S.	Non - U.S.	U.S.	Non - U.S.	Total
Total GWP	$211	$82	$59	$5	$357	$248	$75	$37	$—	$360
Less: Installment GWP and other GAAP adjustments (1)	109	74	59	5	247	40	75	30	—	145
Upfront GWP	102	8	—	—	110	208	—	7	—	215
Plus: Installment premiums and other(2)	110	75	68	41	294	49	68	36	7	160
Total PVP	$212	$83	$68	$41	$404	$257	$68	$43	$7	$375

Gross par written	$22,464	$1,544	$1,886	$3,066	$28,960	$19,801	$624	$1,077	$545	$22,047

(1)    Includes the present value of new business on installment policies discounted at the prescribed GAAP discount rates, GWP adjustments on existing installment policies due to changes in assumptions and other GAAP adjustments.
(2)    Includes the present value of future premiums and fees on new business paid in installments discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturity securities such as Loss Mitigation Securities. The years 2023 and 2022 also include the present value of future premiums and fees associated with other guaranties written by the Company that, under GAAP, are accounted for under Accounting Standards Codification (ASC) 460, Guarantees.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Gross Par Written (1 of 2)
(dollars in millions)

Gross Par Written by Asset Type

	Three Months Ended December 31,
	2023	2022
Sector:
U.S. public finance:
General obligation	$2,336	$1,403
Transportation	1,597	732
Municipal utilities	1,153	980
Healthcare	844	769
Tax backed	654	949
Higher education	104	366
Housing revenue	16	—
Infrastructure finance	8	573
Investor-owned utilities	—	47
Total U.S. public finance	6,712	5,819
Non-U.S. public finance:
Infrastructure finance	614	—
Regulated utilities	157	—
Sovereign and sub-sovereign	103	—
Total non-U.S. public finance	874	—
Total public finance	7,586	5,819

U.S. structured finance:
Insurance securitizations	575	653
Structured credit	90	10
Subscription finance facilities	79	79
Pooled corporate obligations	41	129
Commercial mortgage-backed securities	—	100
Total U.S. structured finance	785	971
Non-U.S. structured finance:
Subscription finance facilities	228	234
Pooled corporate obligations	76	11
Total non-U.S. structured finance	304	245
Total structured finance	1,089	1,216

Total gross par written	$8,675	$7,035

Please refer to the Glossary for a description of sectors.

Assured Guaranty Ltd.
Gross Par Written (2 of 2)
(dollars in millions)

Gross Par Written by Asset Type

	Year Ended December 31,
	2023	2022
Sector:
U.S. public finance:
General obligation	$8,450	$6,267
Municipal utilities	5,048	3,240
Transportation	2,636	3,707
Tax backed	2,324	2,754
Infrastructure finance	1,793	697
Healthcare	1,550	2,355
Higher education	403	734
Housing revenue	233	—
Investor-owned utilities	—	47
Other public finance	27	—
Total U.S. public finance	22,464	19,801
Non-U.S. public finance:
Infrastructure finance	614	207
Regulated utilities	574	417
Sovereign and sub-sovereign	356	—
Total non-U.S. public finance	1,544	624
Total public finance	24,008	20,425

U.S. structured finance:
Insurance securitizations	1,325	653
Structured credit	365	27
Subscription finance facilities	155	95
Pooled corporate obligations	41	129
Commercial mortgage-backed securities	—	113
Other structured finance	—	60
Total U.S. structured finance	1,886	1,077
Non-U.S. structured finance:
Subscription finance facilities	1,083	277
Pooled corporate obligations	564	11
Other structured finance	1,419	257
Total non-U.S. structured finance	3,066	545
Total structured finance	4,952	1,622

Total gross par written	$28,960	$22,047

Assured Guaranty Ltd.
New Business Production by Quarter
(dollars in millions)

									Year Ended
	1Q-22	2Q-22	3Q-22	4Q-22	1Q-23	2Q-23	3Q-23	4Q-23	2022	2023
PVP:
Public finance - U.S.	$49	$57	$57	$94	$22	$77	$30	$83	$257	$212
Public finance - non-U.S.	12	18	37	1	30	6	2	45	68	83
Structured finance - U.S.	2	—	1	40	27	3	12	26	43	68
Structured finance - non-U.S.	6	1	—	—	33	5	2	1	7	41
Total PVP (1)	$69	$76	$95	$135	$112	$91	$46	$155	$375	$404

Reconciliation of GWP to PVP:

Total GWP	$70	$65	$94	$131	$86	$95	$40	$136	$360	$357
Less: Installment GWP and other GAAP adjustments	19	8	39	79	69	58	17	103	145	247
Upfront GWP	51	57	55	52	17	37	23	33	215	110
Plus: Installment premiums and other(2)	18	19	40	83	95	54	23	122	160	294
Total PVP	$69	$76	$95	$135	$112	$91	$46	$155	$375	$404

Gross par written:
Public finance - U.S.	$3,931	$6,429	$3,622	$5,819	$2,907	$7,747	$5,098	$6,712	$19,801	$22,464
Public finance - non-U.S.	223	207	194	—	360	249	61	874	624	1,544
Structured finance - U.S.	60	16	30	971	582	252	267	785	1,077	1,886
Structured finance - non-U.S.(1)	257	43	—	245	1,514	726	522	304	545	3,066
Total	$4,471	$6,695	$3,846	$7,035	$5,363	$8,974	$5,948	$8,675	$22,047	$28,960

1)    PVP and gross par written includes the present value (PV) of future premiums and total exposure, respectively, associated with other guaranties written by the Company that, under GAAP, are accounted for under ASC 460, Guarantees.
2)    Includes the present value of future premiums and fees on new business paid in installments discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturity securities such as Loss Mitigation Securities. The years 2023 and 2022 also include the present value of future premiums and fees associated with other guaranties written by the Company that, under GAAP, are accounted for under Accounting Standards Codification (ASC) 460, Guarantees.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Estimated Net Exposure Amortization(1) and Estimated Future Financial Guaranty Net Premium
and Credit Derivative Revenues
(dollars in millions)

			Financial Guaranty Insurance (2)
	Estimated Net Debt Service Amortization	Estimated Ending Net Debt Service Outstanding	Expected PV Net Earned Premiums (i.e. Net Deferred Premium Revenue)	Accretion of Discount	Effect of FG VIE Consolidation on Expected PV Net Earned Premiums and Accretion of Discount	Future Credit Derivative Revenues (3)
2023 (as of December 31)		$397,636
2024 Q1	$4,336	393,300	$72	$7	$1	$3
2024 Q2	4,206	389,094	71	7	1	2
2024 Q3	6,809	382,285	70	7	1	2
2024 Q4	5,141	377,144	69	7	1	2
2025	21,822	355,322	264	26	3	8
2026	20,756	334,566	247	25	2	8
2027	18,845	315,721	234	23	2	8
2028	19,404	296,317	220	22	2	7

2024-2028	101,319	296,317	1,247	124	13	40
2029-2033	90,738	205,579	909	90	11	29
2034-2038	70,764	134,815	602	62	9	23
2039-2043	50,280	84,535	375	41	—	14
After 2043	84,535	—	513	53	—	8
Total	$397,636		$3,646	$370	$33	$114

Reconciliation of Net Deferred Premium Revenue to Net Unearned Premium Reserve(4)

	GAAP	Effect of FG VIE Consolidation on Net Unearned Premium Reserve
Net deferred premium revenue:
Financial guaranty	$3,646	$32
Specialty	8	—
Net deferred premium revenue	3,654	32
Contra-paid	(22)	(3)
Net unearned premium reserve	$3,632	$29

1)    Represents the future expected amortization of current debt service outstanding (principal and interest), assuming no advance refundings, as of December 31, 2023. Actual amortization differs from expected maturities because borrowers may have the right to call or prepay guaranteed obligations, terminations and because of management's assumptions on structured finance amortization.
2)    See also page 27, for ‘‘Net Expected Loss to be Expensed.’’
3)    Represents expected future premiums on insured credit derivatives.
4)    Unearned premium reserve represents deferred premium revenue less claim payments made (net of recoveries received) that have been recognized in the statement of operations (contra-paid).

Assured Guaranty Ltd.
Roll Forward of Net Expected Loss and LAE to be Paid
(dollars in millions)

Roll Forward of Net Expected Loss and LAE to be Paid (1) for the Three Months Ended December 31, 2023

	Net Expected Loss to be Paid (Recovered) as of September 30, 2023	Net Economic Loss Development (Benefit) During 4Q-23	Net (Paid) Recovered Losses During 4Q-23	Net Expected Loss to be Paid (Recovered) as of December 31, 2023
Public Finance:
U.S. public finance	$399	$8	$(9)	$398
Non-U.S public finance	9	11	—	20
Public Finance	408	19	(9)	418

Structured Finance:
U.S. RMBS	38	(4)	9	43
Other structured finance	44	2	(2)	44
Structured Finance	82	(2)	7	87
Total	$490	$17	$(2)	$505

Roll Forward of Net Expected Loss and LAE to be Paid (1) for the Year Ended December 31, 2023

	Net Expected Loss to be Paid (Recovered) as of December 31, 2022	Net Economic Loss Development (Benefit) During 2023	Net (Paid) Recovered Losses During 2023	Net Expected Loss to be Paid (Recovered) as of December 31, 2023
Public Finance:
U.S. public finance	$403	$201	$(206)	$398
Non-U.S public finance	9	11	—	20
Public Finance	412	212	(206)	418

Structured Finance:
U.S. RMBS	66	(56)	33	43
Other structured finance	44	8	(8)	44
Structured Finance	110	(48)	25	87
Total	$522	$164	$(181)	$505

1)    Includes net expected loss to be paid (recovered), economic loss development (benefit) and (paid) recovered losses for all contracts (i.e., those accounted for as insurance, credit derivatives and FG VIEs).

Assured Guaranty Ltd.
Loss Measures
As of December 31, 2023
(dollars in millions)

		Three Months Ended December 31, 2023			Year Ended December 31, 2023
	Total Net Par Outstanding for BIG Transactions	GAAP Loss and LAE(1)	Loss and LAE included in Adjusted Operating Income (2)	Insurance Segment Loss and LAE(3)	GAAP Loss and LAE (1)	Loss and LAE included in Adjusted Operating Income (2)	Insurance Segment Loss and LAE(3)
Public finance:
U.S. public finance	$3,271	$6	$6	$7	$192	$192	$191
Non-U.S public finance	1,131	—	—	—	—	—	—
Public finance	4,402	6	6	7	192	192	191
Structured finance:
U.S. RMBS	$941	(3)	(3)	(1)	(34)	(34)	(36)
Other structured finance	94	—	1	1	4	6	6
Structured finance	1,035	(3)	(2)	—	(30)	(28)	(30)
Total	$5,437	$3	$4	$7	$162	$164	$161

1)    Includes loss expense related to contracts that are accounted for as insurance contracts.
2)    Includes loss expense related to contracts that are accounted for as insurance contracts and credit derivatives.
3)    Includes loss expense related to contracts that are accounted for as insurance contracts, credit derivatives, and consolidated FG VIEs.

Please refer to the Glossary for an explanation of the presentation of net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Net Expected Loss to be Expensed (1)
As of December 31, 2023
(dollars in millions)

GAAP

2024 Q1	$3
2024 Q2	3
2024 Q3	3
2024 Q4	3
2025	12
2026	16
2027	16
2028	15
2024-2028	71
2029-2033	69
2034-2038	48
2039-2043	11
After 2043	11
Total expected present value of net expected loss to be expensed (2)	210
Future accretion	19
Total expected future loss and LAE	$229

1)    The present value of net expected loss to be paid is discounted using risk free rates ranging from 3.79% to 5.40% for U.S. dollar denominated obligations.
2)    Excludes $27 million related to FG VIEs, which are eliminated in consolidation.

Assured Guaranty Ltd.
Financial Guaranty Profile (1 of 3)
(dollars in millions)

Net Par Outstanding by Asset Type

	As of December 31, 2023	As of December 31, 2022
U.S. public finance:
General obligation	$74,609	$71,868
Tax backed	33,060	33,752
Municipal utilities	29,300	26,436
Transportation	22,052	19,688
Healthcare	12,604	11,304
Infrastructure finance	8,796	6,955
Higher education	7,250	7,137
Housing revenue	1,152	959
Investor-owned utilities	329	332
Renewable energy	167	180
Other public finance	970	1,025
Total U.S. public finance	190,289	179,636
Non-U.S public finance:
Regulated utilities	20,545	17,855
Infrastructure finance	15,430	13,915
Sovereign and sub-sovereign	9,869	9,526
Renewable energy	2,030	2,086
Pooled infrastructure	1,133	1,081
Total non-U.S. public finance	49,007	44,463
Total public finance	239,296	224,099

U.S. structured finance:
Insurance securitizations	4,379	3,879
RMBS	1,774	1,956
Pooled corporate obligations	631	625
Financial products	464	453
Consumer receivables	314	437
Subscription finance facilities	178	72
Other structured finance	892	806
Total U.S. structured finance	8,632	8,228
Non-U.S. structured finance:
Subscription finance facilities	444	219
Pooled corporate obligations	425	344
RMBS	252	263
Other structured finance	104	105
Total non-U.S structured finance	1,225	931
Total structured finance	9,857	9,159

Total net par outstanding	$249,153	$233,258

Please refer to the Glossary for an explanation of the presentation of net par outstanding and various sectors.

Assured Guaranty Ltd.
Financial Guaranty Profile (2 of 3)
As of December 31, 2023
(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	Public Finance - U.S.		Public Finance - Non-U.S.		Structured Finance - U.S.		Structured Finance - Non-U.S.		Total
Ratings:	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
AAA	$110	0.1%	$2,062	4.2%	$867	10.0%	$465	38.0%	$3,504	1.4%
AA	17,883	9.4	3,379	6.9	4,517	52.3	89	7.3	25,868	10.4
A	102,945	54.1	12,968	26.5	1,639	19.0	571	46.6	118,123	47.4
BBB	66,080	34.7	29,467	60.1	574	6.7	100	8.1	96,221	38.6
BIG	3,271	1.7	1,131	2.3	1,035	12.0	—	—	5,437	2.2
Net Par Outstanding (1)	$190,289	100.0%	$49,007	100.0%	$8,632	100.0%	$1,225	100.0%	$249,153	100.0%

1)    As of December 31, 2023, the Company excluded $1.2 billion of net par outstanding primarily attributable to Loss Mitigation Securities.

Please refer to the Glossary for an explanation of the presentation of net par outstanding and the Company's internal rating approach, and of the various sectors.

Assured Guaranty Ltd.
Financial Guaranty Profile (3 of 3)
As of December 31, 2023
(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio

	Net Par Outstanding	% of Total

U.S.:
U.S. public finance:
California	$36,200	14.5%
Texas	22,783	9.1
New York	17,751	7.1
Pennsylvania	16,941	6.8
Illinois	12,953	5.2
New Jersey	9,255	3.7
Florida	8,586	3.5
Michigan	5,533	2.2
Louisiana	4,758	1.9
Alabama	3,819	1.5
Other	51,710	20.8
Total U.S. public finance	190,289	76.3
U.S. structured finance	8,632	3.5
Total U.S.	198,921	79.8

Non-U.S.:
United Kingdom	39,394	15.8
Canada	1,696	0.7
Spain	1,649	0.7
France	1,565	0.6
Australia	1,518	0.6
Other	4,410	1.8
Total non-U.S.	50,232	20.2

Total net par outstanding	$249,153	100.0%

Please refer to the Glossary for an explanation of the presentation of net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Specialty Business
(dollars in millions)

	As of December 31, 2023		As of December 31, 2022
	Gross Exposure	Net Exposure	Gross Exposure	Net Exposure
Insurance securitizations (1)	$1,370	$1,043	$1,314	$986
Aircraft residual value insurance policies (2)	355	200	355	200
Other guaranties	2,057	2,057	228	228

1)    Insurance securitizations net exposure is projected to reach $1.2 billion in 2026.
2)    As of both December 31, 2023 and December 31, 2022, gross exposure of $144 million and net exposure of $84 million of aircraft residual value insurance was internally rated BIG. All other exposures in the table above are investment-grade.

Assured Guaranty Ltd.
Expected Amortization of Net Par Outstanding
(dollars in millions)

	Public Finance		Structured Finance
	Estimated Net Par Amortization	Estimated Ending Net Par Outstanding	U.S. and Non-U.S. Pooled Corporate	U.S. RMBS	Financial Products	Other Structured Finance	Total	Estimated Ending Net Par Outstanding

2023 (as of December 31)		$239,296						$9,857
2024 Q1	$1,577	237,719	$8	$68	$19	$(1)	$94	9,763
2024 Q2	1,487	236,232	10	65	2	51	128	9,635
2024 Q3	3,918	232,314	7	66	(4)	141	210	9,425
2024 Q4	2,227	230,087	7	61	(7)	363	424	9,001
2025	10,994	219,093	148	239	30	340	757	8,244
2026	10,538	208,555	198	186	37	250	671	7,573
2027	9,113	199,442	214	168	(9)	287	660	6,913
2028	10,026	189,416	204	159	51	330	744	6,169

2024-2028	49,880	189,416	796	1,012	119	1,761	3,688	6,169
2029-2033	51,004	138,412	122	351	265	2,678	3,416	2,753
2034-2038	44,051	94,361	49	404	65	752	1,270	1,483
2039-2043	32,379	61,982	89	—	15	781	885	598
After 2043	61,982	—	—	7	—	591	598	—
Total	$239,296		$1,056	$1,774	$464	$6,563	$9,857

Net par outstanding (end of period)

	1Q-22	2Q-22	3Q-22	4Q-22	1Q-23	2Q-23	3Q-23	4Q-23
Public finance - U.S.	$175,957	$179,648	$177,842	$179,636	$180,837	$186,323	$185,973	$190,289
Public finance - non-U.S.	48,506	44,447	41,063	44,463	45,909	47,658	45,748	49,007
Structured finance - U.S.	8,101	7,935	7,449	8,228	8,660	8,827	8,975	8,632
Structured finance - non-U.S.	815	782	717	931	977	1,205	1,137	1,225
Net par outstanding	$233,379	$232,812	$227,071	$233,258	$236,383	$244,013	$241,833	$249,153

Please refer to the Glossary for an explanation of the presentation of net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Exposure to Puerto Rico (1 of 2)
As of December 31, 2023
(dollars in millions)

Exposure to Puerto Rico

	Par Outstanding		Debt Service Outstanding
	Gross	Net	Gross	Net
Total	$1,120	$1,105	$1,526	$1,508

Exposure to Puerto Rico by Company

	Net Par Outstanding
	AGM	AGC	AG Re	Eliminations (1)	Total Net Par Outstanding	Gross Par Outstanding
Defaulted Puerto Rico Exposures
Puerto Rico Electric Power Authority (PREPA)	$377	$67	$180	$—	$624	$633
Total Defaulted	377	67	180	—	624	633
Resolved Puerto Rico Exposures (2)(3)
Puerto Rico Highways and Transportation Authority (PRHTA) (Transportation revenue)	14	157	87	(14)	244	244
PRHTA (Highway revenue)	109	11	8	—	128	128
Total Resolved	123	168	95	(14)	372	372
Other Puerto Rico Exposures (4)
Puerto Rico Municipal Finance Agency (MFA)	84	6	18	—	108	114
Puerto Rico Aqueduct and Sewer Authority (PRASA) and University of Puerto Rico (U of PR)	—	1	—	—	1	1
Total Other	84	7	18	—	109	115
Total exposure to Puerto Rico	$584	$242	$293	$(14)	$1,105	$1,120

1)    Net par outstanding eliminations relate to second-to-pay policies under which an Assured Guaranty insurance subsidiary guarantees an obligation already insured by another Assured Guaranty insurance subsidiary.
2)    A substantial portion of the Company’s Puerto Rico exposure was resolved in 2022 in accordance with four orders (including orders implementing the GO/PBA Plan and HTA Plan described below) entered by the United States District Court of the District of Puerto Rico related to the Company’s exposure to all insured Puerto Rico credits experiencing payment default in 2022 except PREPA (2022 Puerto Rico Resolutions). Under the Modified Eighth Amended Title III Joint Plan of Adjustment of the Commonwealth of Puerto Rico, the Employees Retirement System of the Government of the Commonwealth of Puerto Rico, and the Puerto Rico Public Buildings Authority (GO/PBA Plan), the Company received cash, new general obligation bonds and CVIs. In connection with the Modified Fifth Amended Title III Plan of Adjustment for PRHTA (HTA Plan) and related arrangements, the Company received cash and new bonds backed by toll revenues (Toll Bonds) from the PRHTA and CVIs from the Commonwealth of Puerto Rico.
3)    Resolved pursuant to the 2022 Puerto Rico Resolutions. Consideration (e.g., Toll Bonds and CVIs) received under the HTA Plan related to the remaining insured exposure is reported in FG VIEs’ assets. In January 2024, $144 million of the remaining PRHTA net par was paid down. The remaining liabilities are payable in full by the U.S. Insurance Subsidiaries under their financial guaranty policies and are no longer dependent on the credit of PRHTA.
4)    All debt service on these insured exposures have been paid to date without any insurance claim being made on the Company.

Assured Guaranty Ltd.
Exposure to Puerto Rico (2 of 2)
As of December 31, 2023
(dollars in millions)

Amortization Schedule of Net Par Outstanding of Puerto Rico

	2024 Q1	2024 Q2	2024 Q3	2024 Q4	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034-2038	2039 -2041	Total
Defaulted Puerto Rico Exposures
PREPA	$—	$—	$93	$—	$68	$105	$105	$68	$39	$44	$75	$14	$4	$9	$—	$624
Total Defaulted	—	—	93	—	68	105	105	68	39	44	75	14	4	9	—	624
Resolved Puerto Rico Exposures
PRHTA (Transportation revenue)	—	—	—	—	—	—	—	—	—	—	—	—	—	127	117	244
PRHTA (Highway revenue)	—	—	—	—	—	—	—	—	—	—	—	27	17	84	—	128
Total Resolved	—	—	—	—	—	—	—	—	—	—	—	27	17	211	117	372
Other Puerto Rico Exposures
MFA	—	—	16	—	16	35	15	13	7	6	—	—	—	—	—	108
PRASA and U of PR	—	—	1	—	—	—	—	—	—	—	—	—	—	—	—	1
Total Other	—	—	17	—	16	35	15	13	7	6	—	—	—	—	—	109

Total	$—	$—	$110	$—	$84	$140	$120	$81	$46	$50	$75	$41	$21	$220	$117	$1,105

Amortization Schedule of Net Debt Service Outstanding of Puerto Rico

	2024 Q1	2024 Q2	2024 Q3	2024 Q4	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034-2038	2039 -2041	Total
Defaulted Puerto Rico Exposures
PREPA	$12	$3	$105	$3	$92	$126	$122	$80	$47	$51	$81	$15	$5	$9	$—	$751
Total Defaulted	12	3	105	3	92	126	122	80	47	51	81	15	5	9	—	751
Resolved Puerto Rico Exposures
PRHTA (Transportation revenue)	6	—	6	—	13	13	12	13	13	13	13	13	13	172	128	428
PRHTA (Highway revenue)	3	—	3	—	7	7	7	7	7	7	6	34	22	93	—	203
Total Resolved	9	—	9	—	20	20	19	20	20	20	19	47	35	265	128	631
Other Puerto Rico Exposures
MFA	3	—	19	—	20	39	17	14	7	6	—	—	—	—	—	125
PRASA and U of PR	—	—	1	—	—	—	—	—	—	—	—	—	—	—	—	1
Total Other	3	—	20	—	20	39	17	14	7	6	—	—	—	—	—	126

Total	$24	$3	$134	$3	$132	$185	$158	$114	$74	$77	$100	$62	$40	$274	$128	$1,508

Assured Guaranty Ltd.
U.S. RMBS Profile
As of December 31, 2023
(dollars in millions)

Distribution of U.S. RMBS by Rating and Type of Exposure

Ratings:	Prime First Lien	Alt-A First Lien	Option ARMs	Subprime First Lien	Second Lien	Total Net Par Outstanding
AAA	$9	$56	$9	$323	$2	$399
AA	8	71	6	140	168	393
A	—	—	—	2	—	2
BBB	3	—	1	33	2	39
BIG	30	191	14	602	104	941
Total exposures	$50	$318	$30	$1,100	$276	$1,774

Distribution of U.S. RMBS by Year Insured and Type of Exposure

Year insured:	Prime First Lien	Alt-A First Lien	Option ARMs	Subprime First Lien	Second Lien	Total Net Par Outstanding
2004 and prior	$8	$7	$—	$301	$9	$325
2005	21	110	14	178	40	363
2006	21	22	1	37	93	174
2007	—	179	15	554	134	882
2008	—	—	—	30	—	30
Total exposures	$50	$318	$30	$1,100	$276	$1,774

Please refer to the Glossary for an explanation of the Company's presentation of net par outstanding, internal ratings and a description of sectors.

Assured Guaranty Ltd.
Direct Pooled Corporate Obligations Profile
As of December 31, 2023
(dollars in millions)

Distribution of Direct Pooled Corporate Obligations by Ratings

	Net Par Outstanding	% of Total	Average Initial Credit Enhancement	Average Current Credit Enhancement
Ratings:
AAA	$794	75.2%	41.7%	50.8%
AA	114	10.8	37.7%	39.3%
A	119	11.3	47.4%	55.2%
BBB	29	2.7	41.7%	45.4%
Total exposures	$1,056	100.0%	41.9%	49.9%

Distribution of Direct Pooled Corporate Obligations by Asset Class

	Net Par Outstanding	% of Total	Average Initial Credit Enhancement	Average. Current Credit Enhancement	Number of Transactions
Asset class:
Trust preferred
Banks and insurance	$333	31.5%	43.3%	64.5%	12
U.S. mortgage and real estate investment trusts	79	7.5	47.3%	65.0%	3
CLOs	644	61.0	40.5%	40.6%	8
Total exposures	$1,056	100.0%	41.9%	49.9%	23

Please refer to the Glossary for an explanation of internal ratings, performance indicators and sectors.

Assured Guaranty Ltd.
Below Investment Grade Exposures (1 of 3)
(dollars in millions)

BIG Exposures by Asset Exposure Type

	As of
	December 31, 2023	December 31, 2022
U.S. public finance:
Healthcare	$1,079	$1,085
Municipal utilities	914	1,025
Tax backed	503	889
General obligation	286	337
Transportation	109	109
Higher education	100	107
Housing revenue	70	73
Investor-owned utilities	47	—
Infrastructure finance	45	46
Other public finance	118	125
Total U.S. public finance	3,271	3,796
Non-U.S. public finance:
Infrastructure finance	815	911
Renewable energy	271	18
Sovereign and sub-sovereign	45	52
Total non-U.S. public finance	1,131	981
Total public finance	4,402	4,777

U.S. structured finance:
RMBS	941	1,010
Consumer receivables	52	60
Insurance securitizations	40	40
Other structured finance	2	5
Total U.S. structured finance	1,035	1,115
Non-U.S. structured finance:
Total non-U.S. structured finance	—	—
Total structured finance	1,035	1,115
Total BIG net par outstanding	$5,437	$5,892

Please refer to the Glossary for an explanation of the Company's presentation of net par outstanding and a description of various sectors.

Assured Guaranty Ltd.
Below Investment Grade Exposures (2 of 3)
(dollars in millions)

Net Par Outstanding by BIG Category (1)

	As of
	December 31, 2023	December 31, 2022
BIG Category 1
U.S. public finance	$1,257	$2,364
Non-U.S. public finance	1,131	981
U.S. structured finance	22	18
Non-U.S. structured finance	—	—
Total BIG Category 1	2,410	3,363
BIG Category 2
U.S. public finance	926	108
Non-U.S. public finance	—	—
U.S. structured finance	63	73
Non-U.S. structured finance	—	—
Total BIG Category 2	989	181
BIG Category 3
U.S. public finance	1,088	1,324
Non-U.S. public finance	—	—
U.S. structured finance	950	1,024
Non-U.S. structured finance	—	—
Total BIG Category 3	2,038	2,348
BIG Total	$5,437	$5,892

1)    Assured Guaranty's surveillance department is responsible for monitoring the Company's portfolio of credits and maintains a list of BIG credits. BIG Category 1: Below-investment-grade transactions showing sufficient deterioration to make future losses possible, but for which none are currently expected. BIG Category 2: Below-investment-grade transactions for which future losses are expected but for which no claims (other than liquidity claims which are claims that the Company expects to be reimbursed within one year) have yet been paid. BIG Category 3: Below-investment-grade transactions for which future losses are expected and on which claims (other than liquidity claims) have been paid.

Please refer to the Glossary for an explanation of the Company's internal rating approach, presentation of net par outstanding and a description of various sectors.

Assured Guaranty Ltd.
Below Investment Grade Exposures (3 of 3)
As of December 31, 2023
(dollars in millions)

Public Finance and Structured Finance BIG Exposures with Revenue Sources Greater Than $50 Million

	Net Par Outstanding	Internal Rating (1)	60+ Day Delinquencies
Name or description
U.S. public finance:
ProMedica Healthcare Obligated Group, Ohio	$820	BB-
Puerto Rico Electric Power Authority	624	CCC
Puerto Rico Highways & Transportation Authority	372	CCC
OU Health (Medicine), Oklahoma	253	BB+
Jackson Water & Sewer System, Mississippi	157	BB
Puerto Rico Municipal Finance Agency	108	CCC
Stockton City, California	91	B
New Jersey City University	87	BB
Harrisburg Parking System, Pennsylvania	80	B
San Jacinto River Authority (GRP Project), Texas	59	BB+
Indiana University of Pennsylvania, Pennsylvania	56	CCC
Total U.S. public finance	2,707

Non-U.S. public finance:
Coventry & Rugby Hospital Company (Walsgrave Hospital) Plc	531	B+
Q Energy - Phase III - FSL Issuer, S.A.U.	271	BB
Road Management Services PLC (A13 Highway)	125	B+
Dartford & Gravesham NHS Trust The Hospital Company (Dartford) Plc	122	BB+
Total non-U.S. public finance	1,049
Total public finance	3,756

U.S. structured finance:
RMBS:
Option One 2007-FXD2	106	CCC	14.9%
Option One Mortgage Loan Trust 2007-Hl1	98	CCC	25.0%
Argent Securities Inc. 2005-W4	92	CCC	11.5%
Nomura Asset Accept. Corp. 2007-1	58	CCC	15.7%
New Century 2005-A	52	CCC	10.6%
Total RMBS-U.S. structured finance	406

Total non-U.S. structured finance	—
Total structured finance	406

Total	$4,162

1)    Transactions rated below B- are categorized as CCC.

Please refer to the Glossary for an explanation of the Company's internal rating approach, presentation of net par outstanding and a description of performance indicators and sectors.

Assured Guaranty Ltd.
Largest Exposures by Sector (1 of 3)
As of December 31, 2023
(dollars in millions)

50 Largest U.S. Public Finance Exposures by Revenue Source

Credit Name:	Net Par Outstanding	Internal Rating(1)
New Jersey (State of)	$2,905	BBB
Pennsylvania (Commonwealth of)	2,196	BBB+
Metro Washington Airports Authority (Dulles Toll Road)	1,633	BBB+
New York Metropolitan Transportation Authority	1,481	A-
New York Power Authority	1,460	AA-
Foothill/Eastern Transportation Corridor Agency, California	1,326	BBB+
Alameda Corridor Transportation Authority, California	1,309	BBB+
North Texas Tollway Authority	1,295	A+
CommonSpirit Health, Illinois	1,000	A-
San Joaquin Hills Transportation, California	988	BBB
Lower Colorado River Authority	976	A
Yankee Stadium LLC New York City Industrial Development Authority	932	BBB
Illinois (State of)	927	BBB
Municipal Electric Authority of Georgia	909	BBB+
San Diego Family Housing, LLC	896	AA
Philadelphia School District, Pennsylvania	891	A-
Chicago Water, Illinois	864	BBB+
Montefiore Medical Center, New York	837	BBB-
ProMedica Healthcare Obligated Group, Ohio	820	BB-
Metropolitan Pier and Exposition Authority, Illinois	811	BBB-
JFK New Terminal One, New York	800	BBB-
Dade County Seaport, Florida	795	A-
Jefferson County Alabama Sewer	784	BBB
Houston Airport System, Texas	783	A
Great Lakes Water Authority (Sewerage), Michigan	769	A-
Pittsburgh Water & Sewer, Pennsylvania	766	A-
California (State of)	757	AA-
Chicago Public Schools, Illinois	746	BBB-
Wisconsin (State of)	739	A
Tucson (City of), Arizona	719	A+
South Carolina Public Service Authority - Santee Cooper	711	BBB
Nassau County, New York	710	AA-
Massachusetts (Commonwealth of) Water Resources	704	AA
New York (City of), New York	698	AA-
Central Florida Expressway Authority, Florida	698	A+
Anaheim (City of), California	674	A-
Pennsylvania Turnpike Commission	670	A-
Clark County School District, Nevada	669	A-
Philadelphia (City of), Pennsylvania	657	A-
LaGuardia Gateway Partners, LLC	638	BBB-
North Carolina Turnpike Authority	638	BBB
Chicago (City of) Wastewater Transmission, Illinois	634	BBB+
Puerto Rico Electric Power Authority	624	CCC
Maine (State of)	621	A
Pittsburgh International Airport, Pennsylvania	612	A-
Mets Queens Ballpark	607	BBB
Private Transaction	598	BBB-
Westchester Medical Center	580	BBB-
Oglethorpe Power Corporation, Georgia	575	BBB
Chicago-O'Hare International Airport, Illinois	570	A-
Total top 50 U.S. public finance exposures	$45,002
1)    Transactions rated below B- are categorized as CCC.

Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd.
Largest Exposures by Sector (2 of 3)
As of December 31, 2023
(dollars in millions)

25 Largest U.S. Structured Finance Exposures

Credit Name:	Net Par Outstanding	Internal Rating(1)
Private US Insurance Securitization	$1,100	AA
Private US Insurance Securitization	950	A+
Private US Insurance Securitization	944	AA-
Private US Insurance Securitization	399	AA-
Private US Insurance Securitization	399	AA-
Private US Insurance Securitization	386	AA-
SLM Student Loan Trust 2007-A	163	AA
Private Middle Market CLO	129	AAA
Private US Insurance Securitization	125	AA
DB Master Finance LLC	119	BBB
Option One 2007-FXD2	106	CCC
CWABS 2007-4	102	BBB
Private Balloon Note Guarantee	100	A
Option One Mortgage Loan Trust 2007-Hl1	98	CCC
Argent Securities Inc. 2005-W4	93	CCC
CAPCO - Excess SIPC Excess of Loss Reinsurance	63	BBB
Private Balloon Note Guarantee	59	BBB
Private Other Structured Finance Transaction	58	A-
Nomura Asset Accept. Corp. 2007-1	58	CCC
ALESCO Preferred Funding XIII, Ltd.	53	AAA
CWALT Alternative Loan Trust 2007-HY9	53	BBB+
Alesco Preferred Funding XVI, Ltd.	52	A
New Century 2005-A	52	CCC
Private Balloon Note Guarantee	50	A
ACE 2007-SL1	50	CCC
Total top 25 U.S. structured finance exposures	$5,761

1)    Transactions rated below B- are categorized as CCC.

Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd.
Largest Exposures by Sector (3 of 3)
As of December 31, 2023
(dollars in millions)

50 Largest Non-U.S. Exposures by Revenue Source

Credit Name:	Country	Net Par Outstanding	Internal Rating
Southern Water Services Limited	United Kingdom	$2,409	BBB
Thames Water Utilities Finance PLC	United Kingdom	2,106	BBB
Southern Gas Networks PLC	United Kingdom	2,065	BBB+
Dwr Cymru Financing Limited	United Kingdom	1,834	A-
Anglian Water Services Financing PLC	United Kingdom	1,732	A-
National Grid Gas PLC	United Kingdom	1,632	A-
Quebec Province	Canada	1,436	AA-
Channel Link Enterprises Finance PLC	France, United Kingdom	1,257	BBB
Yorkshire Water Services Finance Plc	United Kingdom	1,087	BBB
British Broadcasting Corporation (BBC)	United Kingdom	1,042	A+
Capital Hospitals (Issuer) PLC	United Kingdom	1,002	BBB-
Verbund, Lease and Sublease of Hydro-Electric Equipment	Austria	914	AAA
Aspire Defence Finance plc	United Kingdom	751	BBB+
National Grid Company PLC	United Kingdom	728	BBB+
Verdun Participations 2 S.A.S.	France	724	BBB-
Severn Trent Water Utilities Finance Plc	United Kingdom	658	BBB+
Envestra Limited	Australia	631	A-
Heathrow Funding Limited	United Kingdom	599	BBB
Campania Region - Healthcare receivable	Italy	576	BBB-
Wessex Water Services Finance Plc	United Kingdom	570	BBB+
United Utilities Water PLC	United Kingdom	568	A-
Private International Sub-Sovereign Transaction	United Kingdom	556	A+
University of Sussex	United Kingdom	536	BBB
Coventry & Rugby Hospital Company (Walsgrave Hospital) Plc	United Kingdom	531	B+
South East Water	United Kingdom	523	BBB
NewHospitals (St Helens & Knowsley) Finance PLC	United Kingdom	517	BBB+
South West Water UK	United Kingdom	504	BBB+
North Staffordshire PFI, 32-year EIB Index-Linked Facility	United Kingdom	502	BBB-
Central Nottinghamshire Hospitals PLC	United Kingdom	499	BBB-
Sydney Airport Finance Company	Australia	475	BBB+
Derby Healthcare PLC	United Kingdom	468	BBB
The Hospital Company (QAH Portsmouth) Limited	United Kingdom	455	BBB
University of Essex, United Kingdom	United Kingdom	405	BBB+
International Infrastructure Pool	United Kingdom	378	AAA
International Infrastructure Pool	United Kingdom	378	AAA
International Infrastructure Pool	United Kingdom	378	AAA
South Lanarkshire Schools	United Kingdom	370	BBB
Western Power Distribution (South West) PLC	United Kingdom	338	BBB+
Catalyst Healthcare (Romford) Financing PLC	United Kingdom	327	BBB
Comision Federal De Electricidad (CFE) El Cajon Project	Mexico	325	BBB-
Northumbrian Water PLC	United Kingdom	322	BBB+
Private International Sub-Sovereign Transaction	United Kingdom	316	A
Japan Expressway Holding and Debt Repayment Agency	Japan	313	A+
Q Energy - Phase II - Pride Investments, S.A.	Spain	298	BBB
Hypersol Solar Inversiones, S.A.U.	Spain	292	BBB
Sutton and East Surrey Water plc	United Kingdom	291	BBB
Bakethin Finance Plc	United Kingdom	289	A-
Feria Muestrario Internacional de Valencia	Spain	287	BBB-
Western Power Distribution (South Wales) PLC	United Kingdom	286	BBB+
Portsmouth Water, United Kingdom	United Kingdom	281	BBB
Total top 50 non-U.S. exposures		$35,761
Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Asset Management Segment

Assured Guaranty Ltd.
Asset Management Segment Results
(dollars in millions)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022

Segment revenues	$5	$24	$76	$112
Segment expenses	3	28	78	119
Equity in earnings (losses) of investees	5	—	5	—
Segment adjusted operating income (loss) before income taxes	7	(4)	3	(7)
Less: Provision (benefit) for income taxes	1	(1)	—	(1)
Segment adjusted operating income (loss)	$6	$(3)	$3	$(6)

		As of December 31,		As of December 31,
		2023		2022

Assets under management (AUM)		$—		$17,464

Corporate Division

Assured Guaranty Ltd.
Corporate Division Results
(dollars in millions)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Revenues
Gain on sale of asset management subsidiaries	$7	$—	$262	$—
Other	5	1	13	4
Total revenues	12	1	275	4

Expenses
Interest expense	26	23	99	89
Employee compensation and benefit expenses	10	10	38	30
Other operating expenses	15	6	79	24
Total expenses	51	39	216	143
Adjusted operating income (loss) before income taxes	(39)	(38)	59	(139)
Less: Provision (benefit) for income taxes	(23)	(2)	14	(5)
Adjusted operating income (loss)	$(16)	$(36)	$45	$(134)

Other

Assured Guaranty Ltd.
Other Results (1 of 2)
(dollars in millions)

	Three Months Ended December 31, 2023
	FG VIEs	CIVs	Intersegment Eliminations and Reclassifications	Total Other
	(in millions)
Revenues
Net investment income	$(1)	$—	$(3)	$(4)
Fair value gains (losses) on FG VIEs	10	—	—	10
Fair value gains (losses) on CIVs	—	28	—	28
Other income (loss)	(1)	—	—	(1)
Total revenues	8	28	(3)	33
Expenses
Loss expense (benefit)	(3)	—	—	(3)
Interest expense	—	—	(3)	(3)
Total expenses	(3)	—	(3)	(6)
Equity in earnings (losses) of investees	—	(24)	—	(24)
Adjusted operating income (loss) before income taxes	11	4	—	15
Less: Provision (benefit) for income taxes	2	1	—	3
Less: Noncontrolling interests	—	3	—	3
Adjusted operating income (loss)	$9	$—	$—	$9

	Three Months Ended December 31, 2022
	FG VIEs	CIVs	Intersegment Eliminations and Reclassifications	Total Other
	(in millions)
Revenues
Net investment income	$(1)	$—	$(2)	$(3)
Asset management fees	—	(6)	8	2
Fair value gains (losses) on FG VIEs	(5)	—	—	(5)
Fair value gains (losses) on CIVs	—	(8)	—	(8)
Foreign exchange gains (losses) on remeasurement	—	(3)	—	(3)
Other income (loss)	—	(3)	—	(3)
Total revenues	(6)	(20)	6	(20)
Expenses
Interest expense	—	—	(3)	(3)
Other operating expenses	—	(1)	9	8
Total expenses	—	(1)	6	5
Equity in earnings (losses) of investees	—	(3)	—	(3)
Adjusted operating income (loss) before income taxes	(6)	(22)	—	(28)
Less: Provision (benefit) for income taxes	(1)	(2)	—	(3)
Less: Noncontrolling interests	—	(12)	—	(12)
Adjusted operating income (loss)	$(5)	$(8)	$—	$(13)

Assured Guaranty Ltd.
Other Results (2 of 2)
(dollars in millions)

	Year Ended December 31, 2023
	FG VIEs	CIVs	Intersegment Eliminations and Reclassifications	Total Other
	(in millions)
Revenues
Net earned premiums	$(3)	$—	$—	$(3)
Net investment income	(3)	—	(10)	(13)
Asset management fees	—	(25)	14	(11)
Fair value gains (losses) on FG VIEs	8	—	—	8
Fair value gains (losses) on CIVs	—	88	—	88
Foreign exchange gains (losses) on remeasurement	—	(1)	—	(1)
Other income (loss)	(4)	(3)	—	(7)
Total revenues	(2)	59	4	61
Expenses
Loss expense (benefit)	3	—	—	3
Interest expense	—	—	(10)	(10)
Other operating expenses	—	(1)	14	13
Total expenses	3	(1)	4	6
Equity in earnings (losses) of investees	—	(59)	—	(59)
Adjusted operating income (loss) before income taxes	(5)	1	—	(4)
Less: Provision (benefit) for income taxes	(1)	(4)	—	(5)
Less: Noncontrolling interests	—	22	—	22
Adjusted operating income (loss)	$(4)	$(17)	$—	$(21)

	Year Ended December 31, 2022
	FG VIEs	CIVs	Intersegment Eliminations and Reclassifications	Total Other
	(in millions)
Revenues
Net earned premiums	$(3)	$—	$—	$(3)
Net investment income	(4)	—	(9)	(13)
Asset management fees	—	(35)	22	(13)
Fair value gains (losses) on FG VIEs	22	—	—	22
Fair value gains (losses) on CIVs	—	17	—	17
Foreign exchange gains (losses) on remeasurement	—	4	—	4
Other income (loss)	(2)	2	—	—
Total revenues	13	(12)	13	14
Expenses
Loss expense (benefit)	8	—	—	8
Interest expense	—	—	(10)	(10)
Other operating expenses	—	(2)	23	21
Total expenses	8	(2)	13	19
Equity in earnings (losses) of investees	—	12	—	12
Adjusted operating income (loss) before income taxes	5	2	—	7
Less: Provision (benefit) for income taxes	1	(1)	—	—
Less: Noncontrolling interests	—	13	—	13
Adjusted operating income (loss)	$4	$(10)	$—	$(6)

Summary

Assured Guaranty Ltd.
Summary of Financial and Statistical Data
(dollars in millions, except per share amounts)

	Year Ended December 31,
	2023		2022		2021		2020		2019
GAAP Summary Statements of Operations Data
Net earned premiums	$344		$494		$414		$485		$476
Net investment income	365		269		269		297		378
Total expenses	733		536		465		729		503
Income (loss) before income taxes	640		187		383		386		460
Net income (loss) attributable to AGL	739		124		389		362		402
Net income (loss) attributable to AGL per diluted share	12.30		1.92		5.23		4.19		4.00

GAAP Summary Balance Sheet Data
Total investments and cash	$9,212		$8,472		$9,728		$10,000		$10,409
Total assets	12,539		16,843		18,208		15,334		14,326
Unearned premium reserve	3,658		3,620		3,716		3,735		3,736
Loss and LAE reserve	376		296		869		1,088		1,050
Long-term debt	1,694		1,675		1,673		1,224		1,235
Shareholders’ equity attributable to AGL	5,713		5,064		6,292		6,643		6,639
Shareholders’ equity attributable to AGL per share	101.63		85.80		93.19		85.66		71.18

Other Financial Information (GAAP Basis)
Financial guaranty:
Net debt service outstanding (end of period)	$397,636		$369,951		$367,360		$366,233		$374,130
Gross debt service outstanding (end of period)	398,037		370,172		367,770		366,692		375,776
Net par outstanding (end of period)	249,153		233,258		236,392		234,153		236,807
Gross par outstanding (end of period)	249,535		233,438		236,765		234,571		238,156

Other Financial Information (Statutory Basis) (1)
Financial guaranty:
Net debt service outstanding (end of period)	$396,448		$366,883		$362,013		$360,392		$367,630
Gross debt service outstanding (end of period)	396,849		367,103		362,423		360,852		369,251
Net par outstanding (end of period)	247,833		230,294		231,742		229,008		230,984
Gross par outstanding (end of period)	248,215		230,474		232,115		229,426		232,333

Claims-paying resources (2)
Policyholders' surplus	$4,807		$5,155		$5,572		$5,077		$5,056
Contingency reserve	1,296		1,202		1,225		1,557		1,607
Qualified statutory capital	6,103		6,357		6,797		6,634		6,663
Unearned premium reserve and net deferred ceding commission income	2,955		2,941		2,972		2,983		2,961
Loss and LAE reserves	145		165		167		202		529
Total policyholders' surplus and reserves	9,203		9,463		9,936		9,819		10,153
Present value of installment premium	1,062		955		883		858		804
CCS and standby line of credit	400		400		400		400		400
Total claims-paying resources	$10,665		$10,818		$11,219		$11,077		$11,357

Ratios:
Net exposure to qualified statutory capital	41	:1	36	:1	34	:1	35	:1	35	:1
Capital ratio	66	:1	58	:1	53	:1	54	:1	55	:1
Financial resources ratio	37	:1	34	:1	32	:1	33	:1	32	:1
Adjusted statutory net exposure to claims-paying resources	24	:1	21	:1	21	:1	21	:1	20	:1

Par and Debt Service Written (Financial Guaranty and Specialty)
Gross debt service written:
Public finance - U.S.	$41,902		$36,954		$35,572		$33,596		$28,054
Public finance - non-U.S.	3,286		756		1,890		1,860		17,907
Structured finance - U.S.	2,130		1,120		1,319		508		1,704
Structured finance - non-U.S.	3,084		551		431		254		88
Total gross debt service written	$50,402		$39,381		$39,212		$36,218		$47,753

Net debt service written	$50,402		$39,381		$39,212		$35,965		$47,731
Net par written	28,960		22,047		26,656		23,012		24,331
Gross par written	28,960		22,047		26,656		23,265		24,353
1)    Statutory amounts prepared on a consolidated basis. The National Association of Insurance Commissioners Annual Statements for U.S. Domiciled Insurance Subsidiaries are prepared on a stand-alone basis.
2)    See page 19 for additional detail on claims-paying resources.
Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
Please refer to the Glossary for an explanation of the presentation of net debt service and net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Summary of GAAP to Non-GAAP Reconciliations(1) (1 of 2)
(dollars in millions, except per share amounts)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Total GWP	$357	$360	$377	$454	$677
Less: Installment GWP and other GAAP adjustments (2)	247	145	158	191	469
Upfront GWP	110	215	219	263	208
Plus: Installment premiums and other(3)	294	160	142	127	361
Total PVP	$404	$375	$361	$390	$569

PVP:
Public finance - U.S.	$212	$257	$235	$292	$201
Public finance - non-U.S.	83	68	79	82	308
Structured finance - U.S.	68	43	42	14	53
Structured finance - non-U.S.	41	7	5	2	7
Total PVP	$404	$375	$361	$390	$569

Adjusted operating income reconciliation:
Net income (loss) attributable to AGL	$739	$124	$389	$362	$402
Less pre-tax adjustments:
Realized gains (losses) on investments	(14)	(56)	15	18	22
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	106	(18)	(64)	65	(10)
Fair value gains (losses) on CCS	(35)	24	(28)	(1)	(22)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	51	(110)	(21)	42	22
Total pre-tax adjustments	108	(160)	(98)	124	12
Less tax effect on pre-tax adjustments	(17)	17	17	(18)	(1)
Adjusted operating income (loss)	$648	$267	$470	$256	$391

Adjusted operating income per diluted share reconciliation:
Net income (loss) attributable to AGL per diluted share	$12.30	$1.92	$5.23	$4.19	$4.00
Less pre-tax adjustments:
Realized gains (losses) on investments	(0.23)	(0.87)	0.20	0.21	0.22
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	1.75	(0.27)	(0.85)	0.75	(0.11)
Fair value gains (losses) on CCS	(0.57)	0.37	(0.38)	(0.01)	(0.22)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	0.84	(1.72)	(0.29)	0.49	0.21
Total pre-tax adjustments	1.79	(2.49)	(1.32)	1.44	0.10
Tax effect on pre-tax adjustments	(0.27)	0.27	0.23	(0.22)	(0.01)
Adjusted operating income (loss) per diluted share	$10.78	$4.14	$6.32	$2.97	$3.91

1)    Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
2)    Includes the present value of new business on installment policies discounted at the prescribed GAAP discount rates, GWP adjustments on existing installment policies due to changes in assumptions and other GAAP adjustments.
3)    Includes the present value of future premiums and fees on new business paid in installments discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturity securities such as Loss Mitigation Securities. The years 2023 and 2022 also include the present value of future premiums and fees associated with other guaranties written by the Company that, under GAAP, are accounted for under Accounting Standards Codification (ASC) 460, Guarantees.

Assured Guaranty Ltd.
Summary of GAAP to Non-GAAP Reconciliations (1) (2 of 2)
(dollars in millions, except per share amounts)

	As of December 31,
	2023	2022	2021	2020	2019
Adjusted book value reconciliation:
Shareholders’ equity attributable to AGL	$5,713	$5,064	$6,292	$6,643	$6,639
Less pre-tax adjustments:
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	34	(71)	(54)	9	(56)
Fair value gains (losses) on CCS	13	47	23	52	52
Unrealized gain (loss) on investment portfolio	(361)	(523)	404	611	486
Less taxes	37	68	(72)	(116)	(89)
Adjusted operating shareholders’ equity	5,990	5,543	5,991	6,087	6,246
Pre-tax adjustments:
Less: Deferred acquisition costs	161	147	131	119	111
Plus: Net present value of estimated net future revenue	199	157	160	182	206
Plus: Net deferred premium reserve on financial guaranty contracts in excess of expected loss to be expensed	3,436	3,428	3,402	3,355	3,296
Plus taxes	(699)	(602)	(599)	(597)	(590)
Adjusted book value	$8,765	$8,379	$8,823	$8,908	$9,047

Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders’ equity (net of tax (provision) benefit of $(1), $(4), $(5), $- and $(2))	$5	$17	$32	$2	$7
Adjusted book value (net of tax (provision) benefit of $0, $(3), $(3), $2 and $1)	$—	$11	$23	$(8)	$(4)

Adjusted book value per share reconciliation:
Shareholders’ equity attributable to AGL per share	$101.63	$85.80	$93.19	$85.66	$71.18
Less pre-tax adjustments:
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	0.61	(1.21)	(0.80)	0.12	(0.60)
Fair value gains (losses) on CCS	0.22	0.80	0.34	0.66	0.56
Unrealized gain (loss) on investment portfolio	(6.40)	(8.86)	5.99	7.89	5.21
Less taxes	0.66	1.15	(1.07)	(1.50)	(0.95)
Adjusted operating shareholders’ equity per share	106.54	93.92	88.73	78.49	66.96
Pre-tax adjustments:
Less: Deferred acquisition costs	2.87	2.48	1.95	1.54	1.19
Plus: Net present value of estimated net future revenue	3.54	2.66	2.37	2.35	2.20
Plus: Net deferred premium reserve on financial guaranty contracts in excess of expected loss to be expensed	61.12	58.10	50.40	43.27	35.34
Plus taxes	(12.41)	(10.22)	(8.88)	(7.70)	(6.32)
Adjusted book value per share	$155.92	$141.98	$130.67	$114.87	$96.99

Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders' equity per share	$0.07	$0.28	$0.47	$0.03	$0.07
Adjusted book value per share	$—	$0.19	$0.34	$(0.10)	$(0.05)

1)    See Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Glossary

Financial Guaranty Insurance
Net Par Outstanding and Internal Ratings
Net Par Outstanding is insured par exposure, net of reinsurance cessions. Unless otherwise indicated, GAAP net par outstanding amounts exclude amounts as a result of loss mitigation strategies, including securities the Company has purchased for loss mitigation purposes that are held in the investment portfolio.

Internal Rating utilizes the Company’s ratings scale, which is similar to that used by the nationally recognized statistical rating organizations; however, the ratings in the tables may not be the same as ratings assigned by any such rating agency.

Statutory Net Par and Net Debt Service Outstanding. Under statutory accounting, net par and net debt service outstanding would be reduced both when an outstanding issue is legally defeased (i.e., an issuer has legally discharged its obligations with respect to a municipal security by satisfying conditions set forth in defeasance provisions contained in transaction documents and is no longer responsible for the payment of debt service with respect to such obligations) and when such issue is economically defeased (i.e., transaction documents for a municipal security do not contain defeasance provisions but the issuer establishes an escrow account with U.S. government securities in amounts sufficient to pay the refunded bonds when due; the refunded bonds are not considered paid and continue to be outstanding under the transaction documents and the issuer remains responsible to pay debt service when due to the extent monies on deposit in the escrow account are insufficient for such purpose).

Performance Indicators
The performance information described below is obtained from third parties and/or provided by the trustee and may be subject to revision as updated or additional information is obtained:

60+ Day Delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or real estate owned divided by current collateral balance.

Average Credit Enhancement is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty’s exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Some asset classes may not have subordinated tranches so they are excluded from the weighted averages.

Sectors
Below are brief descriptions of selected types of public and structured finance obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2023.

U.S. Public Finance:
General Obligation Bonds are full faith and credit obligations that are issued by states, their political subdivisions and other municipal issuers, and are supported by the general obligation of the issuer to pay from available funds and by a pledge of the issuer to levy property taxes in an amount sufficient to provide for the full payment of the bonds.

Tax-Backed Bonds are obligations that are supported by the issuer from specific and discrete sources of taxation and tax-backed revenue bonds. Tax-backed obligations may be secured by a lien on specific pledged tax revenues, such as a gasoline or excise tax, or an income tax, or incrementally from growth in property tax revenue associated with growth in property values. These obligations also include obligations secured by special assessments levied against property owners and often benefit from issuer covenants to enforce collections of such assessments and to foreclose on delinquent properties. Lease revenue bonds typically are general fund obligations of a municipality or other governmental authority that are subject to annual appropriation or abatement; projects financed and subject to such lease payments ordinarily include real estate or equipment serving an essential public purpose.

Municipal Utility Bonds are obligations of all forms of municipal utilities, including electric, water and sewer utilities and resource recovery revenue bonds. These utilities may be organized in various forms, including municipal enterprise systems, authorities or joint action agencies.

Transportation Bonds include a wide variety of revenue-supported obligations, such as bonds for airports, ports, tunnels, municipal parking facilities, toll roads and toll bridges.

Healthcare Bonds are obligations of healthcare facilities, including community based hospitals and systems, as well as of health maintenance organizations and long-term care facilities.

Infrastructure Bonds include obligations issued by a variety of entities engaged in the financing of infrastructure projects, such as roads, airports, ports, social infrastructure and other physical assets delivering essential services supported by long-term concession arrangements with a public sector entity.

Glossary (continued)

Sectors (continued)
Higher Education Bonds are obligations secured by revenue collected by either public or private secondary schools, colleges and universities. Such revenue can encompass all of an institution’s revenue, including tuition and fees, or in other cases, can be specifically restricted to certain auxiliary sources of revenue or revenue relating to student accommodation.

Housing Revenue Bonds are obligations relating to both single and multi-family housing, issued by states and localities, supported by cash flow and, in some cases, insurance from entities such as the Federal Housing Administration.

Investor-Owned Utility Bonds are obligations primarily issued by investor-owned utilities, and include first mortgage bond obligations of for-profit electric or water utilities providing retail, industrial and commercial service, as well as sale-leaseback obligation bonds supported by such entities.

Renewable Energy Bonds are obligations backed by revenue from renewable energy sources.

Other Public Finance Bonds include other debt issued, guaranteed or otherwise supported by U.S. national or local governmental authorities, as well as student loans, revenue bonds, and obligations of some not-for-profit organizations.

Non-U.S. Public Finance:
Regulated Utility Obligations are obligations issued by government-regulated providers of essential services and commodities, including electric, water and gas utilities, supported by the rates and charges paid by the utilities’ customers. The majority of the Company’s non-U.S. regulated utility business is conducted in the U.K.

Infrastructure Finance Obligations are obligations issued by a variety of entities engaged in the financing of non-U.S. infrastructure projects, such as roads, airports, ports, social infrastructure, student accommodations, stadiums, and other physical assets delivering essential services supported either by long-term concession arrangements or a regulatory regime. The majority of the Company’s non-U.S. infrastructure business is conducted in the U.K.

Sovereign and Sub-Sovereign Obligations primarily includes obligations of local, municipal, regional or national governmental authorities or agencies outside of the U.S.

Renewable Energy Bonds are obligations secured by revenues relating to renewable energy sources, typically solar or wind farms. These transactions often benefit from regulatory support in the form of regulated minimum prices for the electricity produced. The majority of the Company’s non-U.S. renewable energy business is conducted in Spain.

Pooled Infrastructure Obligations are synthetic asset-backed obligations that take the form of CDS obligations or credit-linked notes that reference either infrastructure finance obligations or a pool of such obligations, with a defined deductible to cover credit risks associated with the referenced obligations. The Company has not entered into a pooled infrastructure transaction since 2006.

Structured Finance:
Insurance Securitizations are transactions, including life insurance transactions, where obligations are secured by the future earnings from pools of various types of insurance/reinsurance policies and income produced by invested assets.

Residential Mortgage-Backed Securities (RMBS) are obligations backed by first and second lien mortgage loans on residential properties. The credit quality of borrowers covers a broad range, including “prime,” “subprime” and “Alt-A.” A prime borrower is generally defined as one with strong risk characteristics as measured by factors such as payment history, credit score, and debt-to-income ratio. A subprime borrower is a borrower with higher risk characteristics. An Alt-A borrower is generally defined as a prime quality borrower that lacks certain ancillary characteristics, such as fully documented income. RMBS include home equity lines of credit (HELOCs), which refers to a type of residential mortgage-backed transaction backed by second-lien loan collateral. The Company has not provided insurance for RMBS in the primary market since 2008.

Pooled Corporate Obligations are securities primarily backed by various types of corporate debt obligations, such as secured or unsecured bonds, bank loans or loan participations and trust preferred securities. These securities are often issued in “tranches,” with subordinated tranches providing credit support to the more senior tranches. The Company’s financial guaranty exposures generally are to the more senior tranches of these issues.

Subscription Finance Facilities are lending facilities provided to closed-end private market funds, most frequently private-equity funds. The facilities are secured by the uncalled capital commitments of the limited partners (LP) to the fund. The Company may guarantee new or existing facilities and on a single facility or portfolio basis. Assured Guaranty’s exposures are generally to facilities with characteristics that include a high-quality fund sponsor with strong historical performance, diverse LP base composed primarily of institutional LPs and experienced bank lenders.

Glossary (continued)

Sectors (continued)
Financial Products Business is the guaranteed investment contracts (GICs) portion of a line of business previously conducted by Assured Guaranty Municipal Holdings Inc. (AGMH) that the Company did not acquire when it purchased AGMH in 2009 from Dexia SA and that is being run off. That line of business consisted of AGMH’s GIC business, its medium term notes business and the equity payment agreements associated with AGMH’s leveraged lease business. Although Dexia SA and certain of its affiliates (Dexia) assumed the liabilities related to such businesses when the Company purchased AGMH, AGM policies related to such businesses remained outstanding. Assured Guaranty is indemnified by Dexia against loss from the former financial products business.

Consumer Receivables Securities are obligations backed by non-mortgage consumer receivables, such as student loans, automobile loans and leases, manufactured home loans and other consumer receivables.

Other Structured Finance Obligations are obligations backed by assets not generally described in any of the other U.S. and Non-U.S. Structured Finance Obligations categories above.

Specialty Business
The Company also guarantees specialty business with similar risk profiles to its structured finance exposures written in financial guaranty form. Specialty business includes, for example, excess-of-loss guarantees of minimum amount of billed rent on diversified portfolios of real estate properties, insurance securitizations and aircraft residual value insurance (RVI) transactions.

Non-GAAP Financial Measures

The Company discloses both: (i) financial measures determined in accordance with GAAP; and (ii) financial measures not determined in accordance with GAAP (non-GAAP financial measures). Financial measures identified as non-GAAP should not be considered substitutes for GAAP financial measures. The primary limitation of non-GAAP financial measures is the potential lack of comparability to financial measures of other companies, whose definitions of non-GAAP financial measures may differ from those of the Company.
The Company believes its presentation of non-GAAP financial measures provides information that is necessary for analysts to calculate their estimates of Assured Guaranty’s financial results in their research reports on Assured Guaranty and for investors, analysts and the financial news media to evaluate Assured Guaranty’s financial results.

GAAP requires the Company to consolidate entities where it is deemed to be the primary beneficiary which include:
•FG VIEs, which the Company does not own and where its exposure is limited to its obligation under the financial guaranty insurance contract, and
•CIVs in which certain subsidiaries invest.

The Company discloses the effect of FG VIE and CIV consolidation that is embedded in each non-GAAP financial measure, as applicable. The Company believes this information may also be useful to analysts and investors evaluating Assured Guaranty’s financial results. In the case of both the consolidated FG VIEs and the CIVs, the economic effect on the Company of each of the consolidated FG VIEs and CIVs is reflected primarily in the results of the Insurance segment.

Management of the Company and AGL’s Board of Directors use non-GAAP financial measures further adjusted to remove the effect of FG VIE and CIV consolidation (which the Company refers to as its core financial measures), as well as GAAP financial measures and other factors, to evaluate the Company’s results of operations, financial condition and progress towards long-term goals. The Company uses core financial measures in its decision-making process for and in its calculation of certain components of management compensation. The financial measures that the Company uses to help determine compensation are: (1) adjusted operating income, further adjusted to remove the effect of FG VIE and CIV consolidation; (2) adjusted operating shareholders’ equity, further adjusted to remove the effect of FG VIE and CIV consolidation; (3) adjusted book value per share, further adjusted to remove the effect of FG VIE and CIV consolidation; and (4) PVP.

Management believes that many investors, analysts and financial news reporters use adjusted operating shareholders’ equity and/or adjusted book value, each further adjusted to remove the effect of FG VIE and CIV consolidation, as the principal financial measures for valuing AGL’s current share price or projected share price and also as the basis of their decision to recommend, buy or sell AGL’s common shares. Management also believes that many of the Company’s fixed income investors also use adjusted operating shareholders’ equity, further adjusted to remove the effect of FG VIE and CIV consolidation, to evaluate the Company’s capital adequacy.

Adjusted operating income, further adjusted for the effect of FG VIE and CIV consolidation, enables investors and analysts to evaluate the Company’s financial results in comparison with the consensus analyst estimates distributed publicly by financial databases.

The following paragraphs define each non-GAAP financial measure disclosed by the Company and describe why it is useful. To the extent there is a directly comparable GAAP financial measure, a reconciliation of the non-GAAP financial measure and the most directly comparable GAAP financial measure is presented within this financial supplement.

Adjusted Operating Income: Management believes that adjusted operating income is a useful measure because it clarifies the understanding of the operating results of the Company. Adjusted operating income is defined as net income (loss) attributable to AGL, as reported under GAAP, adjusted for the following:

1)    Elimination of realized gains (losses) on the Company’s investments, except for gains and losses on securities classified as trading. The timing of realized gains and losses, which depends largely on market credit cycles, can vary considerably across periods. The timing of sales is largely subject to the Company’s discretion and influenced by market opportunities, as well as the Company’s tax and capital profile.

2)    Elimination of non-credit impairment-related unrealized fair value gains (losses) on credit derivatives that are recognized in net income, which is the amount of unrealized fair value gains (losses) in excess of the present value of the expected estimated economic credit losses, and non-economic payments. Such fair value adjustments are heavily affected by, and in part fluctuate with, changes in market interest rates, the Company’s credit spreads, and other market factors and are not expected to result in an economic gain or loss.

3)    Elimination of fair value gains (losses) on the Company’s CCS that are recognized in net income. Such amounts are affected by changes in market interest rates, the Company’s credit spreads, price indications on the Company’s publicly traded debt and other market factors and are not expected to result in an economic gain or loss.

Non-GAAP Financial Measures (continued)

4)    Elimination of foreign exchange gains (losses) on remeasurement of net premium receivables and loss and LAE reserves that are recognized in net income. Long-dated receivables and loss and LAE reserves represent the present value of future contractual or expected cash flows. Therefore, the current period’s foreign exchange remeasurement gains (losses) are not necessarily indicative of the total foreign exchange gains (losses) that the Company will ultimately recognize.

5)    Elimination of the tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.

Adjusted Operating Shareholders’ Equity and Adjusted Book Value: Management believes that adjusted operating shareholders’ equity is a useful measure because it excludes the fair value adjustments on investments, credit derivatives and CCS that are not expected to result in economic gain or loss.

Adjusted operating shareholders’ equity is defined as shareholders’ equity attributable to AGL, as reported under GAAP, adjusted for the following:

1)    Elimination of non-credit impairment-related unrealized fair value gains (losses) on credit derivatives, which is the amount of unrealized fair value gains (losses) in excess of the present value of the expected estimated economic credit losses, and non-economic payments. Such fair value adjustments are heavily affected by, and in part fluctuate with, changes in market interest rates, credit spreads and other market factors and are not expected to result in an economic gain or loss.

2)    Elimination of fair value gains (losses) on the Company’s CCS. Such amounts are affected by changes in market interest rates, the Company’s credit spreads, price indications on the Company’s publicly traded debt and other market factors and are not expected to result in an economic gain or loss.

3)    Elimination of unrealized gains (losses) on the Company’s investments that are recorded as a component of accumulated other comprehensive income (AOCI). The AOCI component of the fair value adjustment on the investment portfolio is not deemed economic because the Company generally holds these investments to maturity and therefore would not recognize an economic gain or loss.

 4)     Elimination of the tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.

Management uses adjusted book value, further adjusted to remove the effect of FG VIE and CIV consolidation, to measure the intrinsic value of the Company, excluding franchise value. Adjusted book value per share, further adjusted for FG VIE and CIV consolidation (core adjusted book value), is one of the key financial measures used in determining the amount of certain long-term compensation elements to management and employees and used by rating agencies and investors. Management believes that adjusted book value is a useful measure because it enables an evaluation of the Company’s in-force premiums and revenues net of expected losses. Adjusted book value is adjusted operating shareholders’ equity, as defined above, further adjusted for the following:

1)    Elimination of deferred acquisition costs, net. These amounts represent net deferred expenses that have already been paid or accrued and will be expensed in future accounting periods.

2)    Addition of the net present value of estimated net future revenue. See below.

3)    Addition of the deferred premium revenue on financial guaranty contracts in excess of expected loss to be expensed, net of reinsurance. This amount represents the present value of the expected future net earned premiums, net of the present value of expected losses to be expensed, which are not reflected in GAAP equity.

4)     Elimination of the tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.

The unearned premiums and revenues included in adjusted book value will be earned in future periods, but actual earnings may differ materially from the estimated amounts used in determining current adjusted book value due to changes in foreign exchange rates, prepayment speeds, terminations, credit defaults and other factors.

Non-GAAP Financial Measures (continued)

Adjusted Operating Return on Equity (Adjusted Operating ROE): Adjusted Operating ROE represents adjusted operating income for a specified period divided by the average of adjusted operating shareholders’ equity at the beginning and the end of that period. Management believes that adjusted operating ROE is a useful measure to evaluate the Company’s return on invested capital. Many investors, analysts and members of the financial news media use adjusted operating ROE, adjusted for VIE consolidation, to evaluate AGL’s share price and as the basis of their decision to recommend, buy or sell the AGL common shares. Quarterly and year-to-date adjusted operating ROE are calculated on an annualized basis. Adjusted operating ROE, adjusted for VIE consolidation, is one of the key management financial measures used in determining the amount of certain long-term compensation to management and employees and used by rating agencies and investors.

Net Present Value of Estimated Net Future Revenue: Management believes that this amount is a useful measure because it enables an evaluation of the present value of estimated net future revenue for non-financial guaranty insurance contracts. This amount represents the net present value of estimated future revenue from these contracts (other than credit derivatives with net expected losses), net of reinsurance, ceding commissions and premium taxes.

Future installment premiums are discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than Loss Mitigation Securities. The discount rate is recalculated annually and updated as necessary. Net present value of estimated future revenue for an obligation may change from period to period due to a change in the discount rate or due to a change in estimated net future revenue for the obligation, which may change due to changes in foreign exchange rates, prepayment speeds, terminations, credit defaults or other factors that affect par outstanding or the ultimate maturity of an obligation. There is no corresponding GAAP financial measure.

PVP or Present Value of New Business Production: Management believes that PVP is a useful measure because it enables the evaluation of the value of new business production in the Insurance segment by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period as well as additional installment premiums and fees on existing contracts (which may result from supplements or fees or from the issuer not calling an insured obligation the Company projected would be called), regardless of form, which management believes GAAP gross written premiums and changes in fair value of credit derivatives do not adequately measure. PVP in respect of contracts written in a specified period is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums.

Future installment premiums are discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturity securities such as Loss Mitigation Securities. The discount rate is recalculated annually and updated as necessary. Under GAAP, financial guaranty installment premiums are discounted at a risk-free rate. Additionally, under GAAP, management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the transaction, whereas for PVP purposes, management records an estimate of the future installment premiums the Company expects to receive, which may be based upon a shorter period of time than the contractual term of the transaction.

Actual installment premiums may differ from those estimated in the Company’s PVP calculation due to factors including, but not limited to, changes in foreign exchange rates, prepayment speeds, terminations, credit defaults, or other factors that affect par outstanding or the ultimate maturity of an obligation.

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08
Bermuda
(441) 279-5705
www.assuredguaranty.com

Contacts:

Equity and Fixed Income Investors:
Robert Tucker
Senior Managing Director, Investor Relations and Corporate Communications
(212) 339-0861
rtucker@agltd.com

Michael Walker
Managing Director, Fixed Income Investor Relations
(212) 261-5575
mwalker@agltd.com

Andre Thomas
Managing Director, Equity Investor Relations
(212) 339-3551
athomas@agltd.com

Media:
Ashweeta Durani
Vice President, Media Relations
(212) 408-6042
adurani@agltd.com